UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03641

40|86 Series Trust
(Exact name of registrant as specified in charter)

11825 N. Pennsylvania Street
Carmel, IN 46032
(Address of principal executive offices) (Zip code)

Jeffrey M. Stautz
11825 N. Pennsylvania Street
Carmel, IN 46032
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-817-6422

Date of fiscal year end: December 31, 2005

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

June 30, 2005
Semi-Annual Report

Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

40|86 Series Trust	Semi-Annual Report
Table of Contents	June 30, 2005

Statements of Assets and Liabilities	2
Statements of Operations	2
Statements of Changes in Net Assets	4

Equity Portfolio
Portfolio Manager’s Review	6
Schedule of Investments	7

Balanced Portfolio
Portfolio Managers’ Review	14
Schedule of Investments	16

High Yield Portfolio
Portfolio Managers’ Review	26
Schedule of Investments	28

Fixed Income Portfolio
Portfolio Managers’ Review	33
Schedule of Investments	35

Government Securities Portfolio
Portfolio Managers’ Review	42
Schedule of Investments	43

Money Market Portfolio
Portfolio Manager’s Review	45
Schedule of Investments	46

Financial Highlights	48
Notes to Financial Statements	54
Expense Example	58
Board of Trustees Approval of Investment Advisory Contract	60
Submission of Matters to a Vote of Security Holders	62
Board of Trustees and Officers	64

This report is for the information of 40|86 Series Trust contract owners.
It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

40|86 Series Trust	Semi-Annual Report
Statements of Assets and Liabilities
June 30, 2005 (unaudited)

	EQUITY PORTFOLIO	BALANCED PORTFOLIO
ASSETS:
Investments in securities at cost	$191,223,204	$51,391,611
Investments in securities at value (Note 2)	$220,714,441	$56,469,107
Interest and dividends receivable	215,198	194,723
Receivable from Conseco, Inc. subsidiaries	20,620	2,707
Receivable for securities sold	783,898	1,130,536
Cash	899	761
Prepaid expenses	6,653	1,674
Total assets	221,741,709	57,799,508
LIABILITIES AND NET ASSETS:
Payable to Conseco, Inc. subsidiaries	89,593	24,515
Accrued expenses	176,896	50,813
Payable for shares redeemed	121,119	42,759
Payable for securities purchased	1,779,070	—
Payable upon return of securities on loan	52,420,508	12,358,240
Total liabilities	54,587,186	12,476,327
Net assets	$167,154,523	$45,323,181
NET ASSETS CONSIST OF:
Paid-in capital	$135,029,168	$52,531,479
Accumulated undistributed net investment income	296,459	723
Accumulated undistributed net realized gain (loss) on investments	2,337,659	(12,286,517)
Net unrealized appreciation (depreciation) on investments	29,491,237	5,077,496
Net assets	$167,154,523	$45,323,181
Shares outstanding (unlimited shares authorized)	6,541,902	3,342,744
Net asset value, redemption price and offering price per share	$25.55	$13.56

Statements of Operations
For the six months ended June 30, 2005 (unaudited)
	EQUITY PORTFOLIO	BALANCED PORTFOLIO
INVESTMENT INCOME:
Interest	$18,155	$345,455
Dividends	1,162,633	271,455
Securities lending income, net	19,822	7,707
Total investment income	1,200,610	624,617
EXPENSES:
Investment advisory fees	534,271	147,904
Distribution fees	205,489	56,886
Administration fee	108,262	29,977
Custody fees	5,561	5,605
Auditor fees	47,067	13,197
Reports - printing	10,895	2,689
Trustee fees and expenses	22,300	5,679
Insurance	2,803	749
Legal	22,351	5,518
Other	5,133	1,302
Total expenses before expense reimbursement by Adviser	964,132	269,506
Expense reimbursement by Adviser (Note 3)	(59,981)	(19,207)
Net expenses	904,151	250,299
Net investment income	296,459	374,318
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on sales of investments	14,874,472	1,956,153
Net change in unrealized appreciation (depreciation) on investments	(8,461,822)	(1,479,598)
Net realized and unrealized gain (loss) on investments	6,412,650	476,555
Net increase in net assets from operations	$6,709,109	$850,873

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report

HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

$8,192,449	$28,672,246	$17,268,096	$30,096,851
$8,272,557	$29,179,819	$17,495,726	$30,096,851
143,648	315,621	176,153	107,712
—	—	—	3,680
91,020	—	—	—
594,708	480,449	953	37,431
405	1,158	607	1,096
9,102,338	29,977,047	17,673,439	30,246,770

6,181	13,103	9,918	12,305
11,391	30,318	16,810	18,344
120,264	284,951	50,944	207,071
147,050	—	750,104	—
—	3,792,853	3,064,509	—
284,886	4,121,225	3,892,285	237,720
$8,817,452	$25,855,822	$13,781,154	$30,009,050

$8,680,386	$25,788,704	$13,811,054	$30,009,050
1,342	3,969	2,652	—
55,616	(444,424)	(260,182)	—
80,108	507,573	227,630	—
$8,817,452	$25,855,822	$13,781,154	$30,009,050
870,247	2,564,078	1,184,972	30,009,050
$10.13	$10.08	$11.63	$1.00

HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

$301,357	$684,365	$314,651	$443,826
3,114	9,840	—	—
—	3,001	3,141	—
304,471	697,206	317,792	443,826

28,886	65,363	34,177	79,499
10,317	32,681	17,089	—
5,436	17,224	9,007	20,972
2,601	3,731	1,235	9,183
3,201	7,323	3,138	7,811
363	1,288	434	1,460
820	3,043	1,216	3,628
131	387	187	518
780	2,706	968	3,055
247	699	252	720
52,782	134,445	67,703	126,846
(5,326)	(10,256)	(2,766)	(55,297)
47,456	124,189	64,937	71,549
257,015	573,017	252,855	372,277

131,287	479,457	(42,959)	—
(341,629)	(527,056)	76,572	—
(210,342)	(47,599)	33,613	—
$46,673	$525,418	$286,468	$372,277

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Statements of Changes in Net Assets

For the six months ended June 30, 2005 (unaudited) and the year ended December 31, 2004

	EQUITY PORTFOLIO		BALANCED PORTFOLIO
	2005	2004	2005	2004
OPERATIONS:
Net investment income	$296,459	$543,992	$374,318	$920,784
Net realized gain (loss) on sale of investments	14,874,472	24,272,061	1,956,153	2,538,443
Net change in unrealized appreciation (depreciation) on investments	(8,461,822)	5,431,295	(1,479,598)	1,286,456
Net increase from operations	6,709,109	30,247,348	850,873	4,745,683
DIVIDENDS AND DISTRIBUTIONS:
Dividends to shareholders from net investment income	—	(546,828)	(373,595)	(919,319)
Distributions to shareholders of net realized gain	—	(590,150)	—	—
Net decrease from dividends and distributions	—	(1,136,978)	(373,595)	(919,319)
CAPITAL SHARE TRANSACTIONS:
Shares sold	3,159,965	5,596,338	2,198,887	3,728,578
Reinvested dividends and distributions	—	1,136,978	373,595	919,319
Shares redeemed	(11,615,541)	(32,740,685)	(4,782,715)	(9,699,876)
Net increase (decrease) from capital share transactions	(8,455,576)	(26,007,369)	(2,210,233)	(5,051,979)
Total increase (decrease) in net assets	(1,746,467)	3,103,001	(1,732,955)	(1,225,615)
NET ASSETS:
Beginning of period	168,900,990	165,797,989	47,056,136	48,281,751
End of period	$167,154,523	$168,900,990	$45,323,181	$47,056,136
Including undistributed net investment income of	$293,766	$—	$723	$—

SHARE DATA:
Shares sold	129,428	261,061	164,077	295,581
Reinvested dividends and distributions	—	46,313	27,811	71,550
Shares redeemed	(472,002)	(1,541,585)	(355,853)	(771,013)
Net increase (decrease)	(342,574)	(1,234,211)	(163,965)	(403,882)
Shares Outstanding
Beginning of period	6,884,476	8,118,687	3,506,709	3,910,591
End of period	6,541,902	6,884,476	3,342,744	3,506,709

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report

HIGH YIELD PORTFOLIO		FIXED INCOME PORTFOLIO		GOVERNMENT SECURITIES PORTFOLIO		MONEY MARKET PORTFOLIO
2005	2004	2005	2004	2005	2004	2005	2004

$257,015	$610,445	$573,017	$1,324,808	$252,855	$632,105	$372,277	$371,524
131,287	594,570	479,457	523,986	(42,959)	(217,121)	—	(4,732)
(341,629)	(185,892)	(527,056)	(477,612)	76,572	(17,630)	—	—
46,673	1,019,123	525,418	1,371,182	286,468	397,354	372,277	366,792

(255,673)	(615,726)	(570,064)	(1,327,299)	(251,478)	(630,280)	(372,277)	(362,228)
—	(412,986)	—	—	—	—	—	—
(255,673)	(1,028,712)	(570,064)	(1,327,299)	(251,478)	(630,280)	(372,277)	(362,228)

3,674,796	6,858,215	2,245,177	5,388,883	1,514,065	4,762,427	20,913,336	71,999,146
255,674	1,028,712	570,064	1,327,299	251,478	630,280	372,277	362,228
(3,779,787)	(9,942,797)	(4,362,318)	(14,380,783)	(2,583,931)	(13,385,741)	(25,031,592)	(80,575,921)
150,683	(2,055,870)	(1,547,077)	(7,664,601)	(818,388)	(7,993,034)	(3,745,979)	(8,214,547)
(58,317)	(2,065,459)	(1,591,723)	(7,620,718)	(783,398)	(8,225,960)	(3,745,979)	(8,209,983)

8,875,769	10,941,228	27,447,545	35,068,263	14,564,552	22,790,512	33,755,029	41,965,012
$8,817,452	$8,875,769	$25,855,822	$27,447,545	$13,781,154	$14,564,552	$30,009,050	$33,755,029
$—	$—	$3,969	$—	$2,652	$1,275	$—	$9,296

362,907	654,340	223,482	533,669	130,953	405,061	20,913,336	71,999,146
25,205	98,065	56,754	132,228	21,794	54,114	372,277	362,228
(370,934)	(937,966)	(433,117)	(1,428,026)	(223,914)	(1,150,377)	(25,031,592)	(80,575,921)
17,178	(185,561)	(152,881)	(762,129)	(71,167)	(691,202)	(3,745,979)	(8,214,547)

853,069	1,038,630	2,716,959	3,479,088	1,256,139	1,947,341	33,755,029	41,969,576
870,247	853,069	2,564,078	2,716,959	1,184,972	1,256,139	30,009,050	33,755,029

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Portfolio Manager’s Review (unaudited)	June 30, 2005

Equity Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Equity Portfolio returned 4.16% for the six months ended June 30, 2005. The Portfolio’s benchmark, the S&P 500 Index, declined 0.81% for the same period.(1)

What factors contributed to the variance in performance between the Portfolio and its benchmark?

Most of the Portfolio’s out-performance came during the first three months of the year. During the first quarter, each of the three broad factors in our model (Value, Quality and Earnings Expectations) added value. Low volatility and moderate economic and profit growth laid the foundation for a rational market. In such an environment, investors tend to focus on long-term fundamentals, which bodes well for our disciplined philosophy and process.

Which holdings most enhanced the Portfolio’s performance?

Stock selection in Consumer Discretionary (14.9% of the Portfolio), Health Care (10.1%) and Financial (20.5%) sectors contributed the most. The largest individual contributors to the Portfolio’s favorable performance, were over-weight positions in oil refiner and gasoline retailer Valero Energy, insurance provider Aetna and electricity generator and distributor TXU.

Which holdings most negatively impacted the Portfolio’s performance?

Stock selection in the Industrial (14.3% of the Portfolio), Materials (4.7%) and Technology (13.8%) sectors detracted the most. The largest individual detractors, were under-weight positions in health benefits company WellPoint and over-weight positions in semiconductor manufacturer Cree and asset management technology provider SEI Investments.

What is your outlook for the rest of the fiscal year?

We expect investors to continue to focus on companies that exhibit favorable long-term fundamentals. We believe the market will reward those companies that are most suited to withstand downturns. These are the companies that exhibit strong longer-term fundamentals, such as favorable valuations, increasing earnings outlooks and strong balance sheets. Our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

Chicago Equity Partners, LLC

Asset Allocation as a Percent of Total Investments (excluding Securities Lending)

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2006. If the expense reimbursement were not in place, the portfolio’s return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general. Investors cannot actually invest in an index.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE
COMMON STOCKS (99.9%)
Aerospace & Defense (1.0%)
34,600	Rockwell Collins, Inc.	$1,649,728

Air Freight & Logistics (0.6%)
29,200	Ryder System, Inc.	1,068,720

Auto Components (1.1%)
22,500	Autoliv, Inc.	985,500
16,700	BorgWarner, Inc. (c)	896,289
		1,881,789

Beverages (0.8%)
11,900	Molson Coors Brewing Co. (c)	737,800
23,200	PepsiAmericas, Inc. (c)	595,312
		1,333,112

Biotechnology (2.0%)
18,600	Charles River Laboratories International, Inc. (a)(c)	897,450
19,200	Genzyme Corp. (a)	1,153,728
15,000	Invitrogen Corp. (a)(c)	1,249,350
		3,300,528

Capital Markets (2.1%)
48,000	American Capital Strategies Ltd. (c)	1,733,280
17,000	The Bear Stearns Companies Inc. (c)	1,766,980
		3,500,260

Chemicals (2.1%)
14,000	FMC Corp. (a)	785,960
32,900	PPG Industries, Inc.	2,064,804
15,400	Praxair, Inc.	717,640
		3,568,404

Commercial Banks (5.5%)
54,900	AmSouth Bancorp (c)	1,427,400
52,700	Associated Banc-Corp (c)	1,773,882
18,600	Comerica, Inc.	1,075,080
18,600	Hibernia Corp.	617,148
34,500	Marshall & Ilsley Corp. (c)	1,533,525
14,400	Mercantile Bankshares Corp.	742,032
19,100	UnionBanCal Corp.	1,278,172
9,500	Zions Bancorporation	698,535
		9,145,774

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Commercial Services & Supplies (3.1%)
41,100	Copart, Inc. (a)(c)	$978,180
25,700	Equifax, Inc. (c)	917,747
27,800	Republic Services, Inc.	1,001,078
45,900	RR Donnelley & Sons Co. (c)	1,584,009
20,000	West Corp. (a)	768,000
		5,249,014
Communications Equipment (1.6%)
49,000	Harris Corp.	1,529,290
34,500	Scientific-Atlanta, Inc.	1,147,815
		2,677,105
Computers & Peripherals (3.0%)
9,600	Lexmark International, Inc. (a)(c)	622,368
32,100	NCR Corp. (a)	1,127,352
38,300	QLogic Corp. (a)(c)	1,182,321
41,400	SanDisk Corp. (a)(c)	982,422
76,500	Western Digital Corp. (a)	1,026,630
		4,941,093
Construction Materials (1.1%)
26,400	Martin Marietta Materials, Inc. (c)	1,824,768
Diversified Financial Services (2.4%)
51,700	CIT Group, Inc.	2,221,549
38,600	Moody’s Corp. (c)	1,735,456
		3,957,005
Diversified Telecommunication Services (0.6%)
28,400	CenturyTel, Inc. (c)	983,492
Electric Utilities (2.3%)
102,100	PG&E Corp. (c)	3,832,834
Electrical Equipment (0.6%)
22,200	Rockwell Automation, Inc.	1,081,362
Electronic Equipment & Instruments (1.5%)
55,000	Avnet, Inc. (a)(c)	1,239,150
34,500	Ingram Micro, Inc. (a)	540,270
59,300	Vishay Intertechnology, Inc. (a)(c)	703,891
		2,483,311
Energy Equipment & Services (1.2%)
16,000	Diamond Offshore Drilling (c)	854,880
40,000	Patterson-UTI Energy, Inc.	1,113,200
		1,968,080

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Food & Staples Retailing (1.4%)
44,400	Albertson’s, Inc. (c)	$918,192
42,400	Supervalu, Inc.	1,382,664
		2,300,856
Food Products (1.8%)
71,300	Archer-Daniels-Midland Co. (c)	1,524,394
12,900	Hershey Foods Corp. (c)	801,090
20,600	Pilgrim’s Pride Corp. (c)	703,078
		3,028,562
Gas Utilities (1.5%)
37,100	Questar Corp.	2,444,890
General Contractors (1.7%)
3,500	NVR, Inc. (a)(c)	2,835,000
Health Care Equipment & Supplies (2.5%)
12,300	Bausch & Lomb, Inc. (c)	1,020,900
19,200	Becton, Dickinson & Co.	1,007,424
19,400	C.R. Bard, Inc.	1,290,294
32,800	Thermo Electron Corp. (a)	881,336
		4,199,954
Health Care Providers & Services (5.5%)
22,300	Aetna, Inc.	1,846,886
14,700	Cerner Corp. (a)(c)	999,159
27,800	Coventry Health Care, Inc. (a)	1,966,850
16,100	Humana, Inc. (a)	639,814
23,200	Laboratory Corp Of America Holdings (a)	1,157,680
22,800	McKesson Corp. (c)	1,021,212
5,650	Renal Care Group, Inc. (a)	260,465
14,800	Triad Hospitals, Inc. (a)	808,672
9,100	Universal Health Services, Inc.	565,838
		9,266,576
Hotels Restaurants & Leisure (2.4%)
30,000	Brinker International, Inc. (a)	1,201,500
14,100	Choice Hotels International, Inc. (c)	926,370
57,000	Darden Restaurants, Inc.	1,879,860
—	Harrah’s Entertainment, Inc.	26
		4,007,756
Household Durables (1.9%)
6,800	The Black & Decker Corp. (c)	610,980
13,600	Fortune Brands, Inc.	1,207,680
16,700	MDC Holdings, Inc.	1,373,575
		3,192,235
Household Products (0.7%)
19,400	Energizer Holdings, Inc. (a)	1,206,098

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Industrial Conglomerates (0.4%)
9,500	Textron, Inc.	$720,575
Insurance (4.4%)
32,500	Allmerica Financial Corp. (a)	1,205,425
42,400	American Financial Group Inc.	1,421,248
26,600	First American Corp. (c)	1,067,724
39,100	Genworth Financial, Inc.	1,181,993
20,300	Protective Life Corp.	857,066
30,200	Safeco Corp. (c)	1,641,068
		7,374,524
Internet Software & Services (0.4%)
24,900	VeriSign, Inc. (a)(c)	716,124
IT Services (1.7%)
15,000	CheckFree Corp. (a)(c)	510,900
34,500	Computer Sciences Corp. (a)(c)	1,507,650
43,800	Sabre Holdings Corp. (c)	873,810
		2,892,360
Leisure Equipment & Products (1.5%)
18,200	Brunswick Corp.	788,424
21,000	Eastman Kodak Co. (c)	563,850
20,900	Polaris Industries, Inc. (c)	1,128,600
		2,480,874
Machinery (2.1%)
28,775	Paccar, Inc.	1,956,700
65,600	Timken Co. (c)	1,515,360
		3,472,060
Media (2.4%)
50,800	Harte-Hanks, Inc. (c)	1,510,284
13,300	McClatchy Co.	870,352
43,700	Valassis Communications, Inc. (a)(c)	1,619,085
		3,999,721
Metals & Mining (2.1%)
48,700	Nucor Corp. (c)	2,221,694
9,500	Phelps Dodge Corp. (c)	878,750
13,300	United States Steel Corp. (c)	457,121
		3,557,565
Multiline Retail (2.9%)
36,600	Federated Department Stores (c)	2,682,048
32,700	JC Penney Co Inc Holding Co.	1,719,366
3,456	Sears Holdings Corp. (a)(c)	517,951
		4,919,365

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Multi-Utilities & Unregulated Power (3.9%)
215,300	CMS Energy Corp. (a)(c)	$3,242,418
99,400	Oneok, Inc. (c)	3,245,410
		6,487,828
Oil & Gas (5.6%)
11,900	Amerada Hess Corp. (c)	1,267,469
28,600	EOG Resources, Inc. (c)	1,624,480
31,400	Newfield Exploration Co. (a)	1,252,546
11,700	Overseas Shipholding Group	697,905
29,100	Valero Energy Corp. (c)	2,302,101
116,500	The Williams Companies, Inc. (c)	2,213,500
		9,358,001
Paper & Forest Products (0.4%)
27,500	Louisiana-Pacific Corp.	675,950
Pharmaceuticals (1.2%)
17,400	Allergan, Inc. (c)	1,483,176
9,700	Barr Pharmaceuticals, Inc. (a)	472,778
		1,955,954
Real Estate Investment Trusts (6.2%)
22,500	AvalonBay Communities, Inc. (c)	1,818,000
41,500	CBL & Associates Properties, Inc. (c)	1,787,405
166,200	HRPT Properties Trust (c)	2,065,866
31,600	Kimco Realty Corp.	1,861,556
61,700	New Plan Excel Realty Trust (c)	1,676,389
20,800	Regency Centers Corp. (c)	1,189,760
		10,398,976
Road & Rail (1.0%)
20,900	CSX Corp.	891,594
37,200	JB Hunt Transport Services, Inc. (c)	717,960
		1,609,554
Semiconductor & Semiconductor Equipment (3.4%)
24,200	Cree, Inc. (a)(c)	616,374
72,500	Freescale Semiconductor, Inc. (a)	1,535,550
42,600	Intersil Corp. (c)	799,602
70,100	MEMC Electronic Materials, Inc. (a)	1,105,477
73,700	National Semiconductor Corp.	1,623,611
		5,680,614
Software (2.1%)
53,900	Adobe Systems, Inc. (c)	1,542,618
29,200	Autodesk, Inc. (c)	1,003,604
50,900	Sybase, Inc. (a)	934,015
		3,480,237

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Specialty Retail (2.9%)
25,000	Abercrombie & Fitch Co. - Class A	$1,717,500
59,500	American Eagle Outfitters (c)	1,823,675
71,400	Circuit City Stores, Inc.	1,234,506
		4,775,681
Textiles, Apparel & Luxury Goods (1.1%)
30,400	Coach, Inc. (a)	1,020,528
21,400	Timberland Co. (a)(c)	828,608
		1,849,136
Thrifts & Mortgage Finance (0.9%)
38,600	IndyMac Bancorp, Inc. (c)	1,572,178
Tobacco (0.5%)
9,500	Reynolds American, Inc. (c)	748,600
Wireless Telecommunication Services (0.8%)
32,500	Western Wireless Corp. (a)(c)	1,374,750
	Total common stocks (cost $137,537,696)	167,028,933
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (31.3%)
$2,000,000	Capital Auto Receivables Asset Trust, 3.280%, 07/15/2005	$2,001,060
1,000,000	First Franklin Mortgage, 3.414%, 07/25/2005	973,697
1,500,000	Granite Master Issuer PLC, 3.300%, 07/20/2005	1,500,000
1,000,000	Morgan Stanley ABS Capital, 3.404%, 07/25/2005 (b)	962,945
1,700,000	Permanent Financing PLC, 3.469%, 09/12/2005 (b)	1,701,163
1,000,000	Structured Asset Investment Loan Trust, 3.404%, 07/25/2005 (b)	938,654
2,000,000	Superior Wholesale Inventory Financing Trust, 3.320%, 07/15/2005	1,999,892
1,000,000	Textron Financial Floorplan Master Note, 3.210%, 07/13/2005	1,000,000
2,000,000	World Savings Bank FSB, 3.480%, 07/13/2005	1,999,300
14,282,000	Bank of New York Institutional Cash Reserve Fund	14,284,548
2,000,000	Credit Suisse First Boston, 3.240%, 08/19/2005	1,999,504
2,000,000	Suntrust Bank, 3.200%, 08/12/2005	2,000,707
2,000,000	AIG Sunamerica Global Finance XXV Note, 3.470%, 09/12/2005	1,998,240
250,000	AIG Sunamerica Global Finance XXXI Note, 3.284%, 08/23/2005	249,150
1,000,000	Beta Finance Inc., 3.535%, 07/01/2005	999,990
1,000,000	Beta Finance Inc., 3.538%, 07/01/2005	999,650
1,000,000	Berkshire Hathaway Finance, 3.180%, 07/11/2005	1,000,500
1,000,000	Berkshire Hathaway Finance, 3.330%, 08/16/2005	999,550
1,000,000	CC USA Inc., 3.230%, 07/15/2005	999,870
1,500,000	Dorada Finance Inc., 3.535%, 07/01/2005	1,499,790
500,000	General Electric Capital Corp., 3.504%, 09/22/2005	500,535
1,800,000	General Electric Capital Corp., 3.180%, 07/05/2005	1,801,062
2,000,000	K2 USA LLC, 3.161%, 07/25/2005	1,999,580
1,000,000	Links Finance LLC, 3.540%, 07/01/2005	999,910
2,000,000	Protective Life Secured Trust, 3.220%, 07/14/2005	2,010,991
1,000,000	Sigma Finance Inc., 3.145%, 07/20/2005	999,730
1,000,000	Sigma Finance Inc., 3.220%, 07/15/2005	999,720

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (continued)
$1,000,000	TIAA Global Markets, 3.290%, 07/13/2005		$1,000,720
1,000,000	Stanfield Victoria LLC, 3.180%, 07/15/2005		999,970
1,000,000	White Pine Finance LLC, 3.260%, 07/20/2005	.	1,000,080
	Total investments purchased with cash proceeds from securities lending (cost $52,420,508)		52,420,508
SHORT TERM INVESTMENTS (0.8%)
1,265,000	AIM Liquid Asset Portfolio		1,265,000
	Total short term investments (cost $1,265,000)		1,265,000
	Total investments (cost $191,223,204) (132.0%)		220,714,441
	Liabilities in excess of other assets (32.0%)		(53,559,918)
	Total net assets (100.00%)		$167,154,523

_____________
(a)	Non-income producing security.
(b)	STEP - Bonds where the coupon increases or steps up at a predetermined rate.
(c)	Securities (partial/entire) out on loan.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2005

Balanced Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Balanced Portfolio returned 1.88% for the six months ended June 30, 2005. The Portfolio’s benchmark, a 60% weighting of the S&P 500 Index and 40% weighting of the Lehman Brothers Aggregate Index, returned 0.55% for the same period.(1)

What factors contributed to the variance in performance between the Portfolio and its benchmark?

During the first three months of the year, where the equity portion of the Portfolio out-performed the benchmark, we saw each of the three broad factors in our model (Value, Quality and Earnings Expectations) add value. Low volatility and moderate economic and profit growth laid the foundation for a rational market. In such an environment, investors tend to focus on long-term fundamentals which bodes well for our disciplined philosophy and process.

In the fixed income market, 10-year and 30-year US Treasury bond yields lowered 30 basis points (bps - equivalent to 1/100th of 1%) and 63 bps, respectively. 2-year and 3-year US Treasury bond yields increased 56 bps and 42 bps, respectively. This reduction in longer-term yields and increase in shorter-term yields produced a flatter yield curve (a graphic representation of the yields of fixed income maturities). Since the prices of fixed income instruments move inversely to yields, the performance of the Portfolio was aided by our over-weight positions in longer-term maturities, where yields, in general, decreased and prices increased.

Which holdings most enhanced the Portfolio’s performance?

Stock selection in Consumer Discretionary, Financial and Technology sectors contributed the most for the equity portion of the Portfolio. The largest individual contributors were overweight positions in electricity generator and distributor TXU, health insurance provider Humana and oil refiner and gasoline retailer Valero Energy.

For the fixed income portion of the Portfolio, selling positions in the auto sector prior to downgrades enhanced the Portfolio’s performance. In addition, positions in cell phone service provider AT&T Wireless, marketing company News America and communications satellite company Intelsat Bermuda added to the Portfolio’s return.

Which holdings most negatively impacted the Portfolio’s performance?

Stock selection in the Industrial sector detracted the most from the Portfolio’s performance. The largest individual detractors were over-weight positions in diversified conglomerate Tyco International, industrial automation and information service provider Rockwell Automation and logistics and transportation company Ryder Systems.

Asset Allocation as a Percent of Total Investments (excluding Securities Lending)

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2006. If the expense reimbursement were not in place, the portfolio’s return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general. The Lehman Brothers Aggregate index is an unmanaged broad-based market index that includes mortgage-backed securities. Investors cannot actually invest in an index.

On January 1, 2005, the benchmark for the Balanced Portfolio was changed to a blended index of 60% S&P 500/40% Lehman Brothers Aggregate from two separate indices, the S&P 500 and the Lehman Brothers Government/Credit Index. The Lehman Brothers Aggregate Index is a broad-based marked index that includes mortgage-backed securities, which is consistent with the investment strategy of the fixed income portion of the Balanced Portfolio. The Lehman Brothers Government/Credit Index is an unmanaged index that includes U.S. Government Treasury and Agency securities, as well as, corporate and Yankee bonds.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2005

For the fixed income portion of the Portfolio, over-weight positions in high yield bonds and under-weight positions in US Treasuries detracted from the Portfolio’s performance. In addition, positions in Canadian lumber producer Ainsworth Lumber, lumber and paper producer Georgia-Pacific and steel producer International Steel Group detracted from the Portfolio’s return.

What is your outlook for the rest of the fiscal year?

For the equity portion of the Portfolio, we expect investors to continue to focus on companies that exhibit favorable long-term fundamentals. As economic and earnings growth continue to slow, a divergence between companies continues. In periods such as this, the market rewards those companies suited to withstand such downturns. These companies exhibit strong long-term fundamentals, such as favorable valuations, increasing earnings outlooks and stronger balance sheets. Our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

For the fixed income portion of the Portfolio, although the yield curve has dramatically flattened so far this year, we believe it will flatten further. The Federal Reserve has indicated its intention to keep raising short-term interest rates at a measured pace. This will keep pushing up the front end of the yield curve. Longer-term yields, however, continue to be resilient in the face of continued monetary tightening. We believe rather modest inflationary pressures and very low interest rates worldwide contribute to the phenomena. We will continue to structure the Portfolio in anticipation of a flatter yield curve. In addition, we believe credit spreads (the difference between US Treasury yields and corporate yields) will drift modestly wider as the level of shareholder friendly/bondholder unfriendly activity increases at public companies. This widening will increase the risk of holding corporate bonds versus US Treasuries.

Michael J. Dunlop	Chicago Equity Partners, LLC
Senior Vice President
40|86 Advisors, Inc.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

COMMON STOCKS (70.0%)
Aerospace & Defense (1.2%)
2,200	General Dynamics Corp.	$240,988
5,200	Northrop Grumman Corp.	287,300
		528,288
Air Freight & Logistics (0.5%)
5,800	Ryder System, Inc. (e)	212,280
Auto Components (0.2%)
6,700	Dana Corp. (e)	100,567
Automobiles (0.1%)
6,600	Ford Motor Co. (e)	67,584
Beverages (1.3%)
6,300	Constellation Brands, Inc. - Class A (a)(e)	185,850
900	Molson Coors Brewing Co. (e)	55,800
6,360	PepsiCo, Inc.	342,995
		584,645
Biotechnology (1.3%)
4,500	Amgen, Inc. (a)	272,070
2,000	Charles River Laboratories International, Inc. (a)	96,500
4,900	Gilead Sciences, Inc. (a)	215,551
		584,121
Capital Markets (1.8%)
3,200	The Bear Stearns Companies Inc. (e)	332,608
1,100	The Goldman Sachs Group, Inc. (e)	112,222
6,700	Merrill Lynch & Co, Inc.	368,567
		813,397
Chemicals (1.2%)
1,400	FMC Corp. (a)	78,596
5,600	PPG Industries, Inc.	351,456
1,900	Sigma-Aldrich Corp. (e)	106,476
		536,528
Commercial Banks (5.2%)
21,800	Bank of America Corp.	994,298
3,100	Comerica, Inc.	179,180
6,300	KeyCorp (e)	208,845
1,800	SunTrust Banks, Inc. (e)	130,032
14,300	Wachovia Corp. (e)	709,280
1,600	Zions Bancorporation	117,648
		2,339,283

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Commercial Services & Supplies (0.5%)
3,000	Cendant Corp.	$67,110
2,800	Copart, Inc. (a)	66,640
3,200	Equifax, Inc.	114,272
		248,022
Communications Equipment (1.6%)
30,170	Cisco Systems, Inc. (a)	576,549
3,400	Harris Corp.	106,114
1,300	Scientific-Atlanta, Inc.	43,251
		725,914
Communications Services (1.1%)
16,000	Sprint Corp. (e)	401,440
3,500	Verizon Communications, Inc. (e)	120,925
		522,365
Computers & Peripherals (2.6%)
3,600	Apple Computer, Inc. (a)	132,516
13,200	Dell, Inc. (a)	521,532
13,388	Hewlett-Packard Co.	314,752
3,600	NCR Corp. (a)	126,432
1,900	QLogic Corp. (a)	58,653
		1,153,885
Diversified Financial Services (3.2%)
3,800	CIT Group, Inc.	163,286
6,632	Citigroup, Inc.	306,597
9,340	J.P. Morgan Chase & Co.	329,889
7,700	Moody’s Corp.	346,192
4,800	Principal Financial Group, Inc. (e)	201,120
6,500	Providian Financial Corp. (a)(e)	114,595
		1,461,679
Diversified Telecommunication Services (0.6%)
7,700	CenturyTel, Inc. (e)	266,651
Electric Utilities (2.3%)
17,200	PG&E Corp. (e)	645,688
4,900	TXU Corp.	407,141
		1,052,829
Electrical Equipment (0.4%)
3,800	Rockwell Automation, Inc.	185,098
Electronic Equipment & Instruments (0.7%)
1,100	CDW Corp. (e)	62,799
5,800	Ingram Micro, Inc. (a)	90,828
5,200	Tyco International Ltd. (c)(e)	151,840
		305,467

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Energy Equipment & Services (0.5%)
7,600	Patterson-UTI Energy, Inc. (e)	$211,508
Food & Staples Retailing (0.7%)
4,500	CVS Corp.	130,815
5,100	Supervalu, Inc. (e)	166,311
		297,126
Food Products (0.9%)
4,900	Archer-Daniels-Midland Co. (e)	104,762
3,700	Hershey Foods Corp. (e)	229,770
1,600	Pilgrim’s Pride Corp. (e)	54,608
		389,140
Gas Utilities (0.4%)
2,700	Questar Corp. (e)	177,930
General Contractors (0.9%)
170	NVR, Inc. (a)(e)	137,700
2,500	Toll Brothers, Inc. (a)(e)	253,875
		391,575
Health Care Equipment & Supplies (1.4%)
1,500	Bausch & Lomb, Inc. (e)	124,500
4,800	Becton, Dickinson & Co.	251,856
3,800	C.R. Bard, Inc.	252,738
		629,094
Health Care Providers & Services (2.4%)
3,350	Coventry Health Care, Inc. (a)	237,013
8,700	Humana, Inc. (a)(e)	345,738
4,100	McKesson Corp. (e)	183,639
1	Medco Health Solutions, Inc. (a)	53
2,200	Triad Hospitals, Inc. (a)	120,208
2,800	Wellpoint, Inc. (a)	194,992
		1,081,643
Hotels Restaurants & Leisure (1.0%)
6,600	Darden Restaurants, Inc.	217,668
8,200	McDonald’s Corp.	227,550
		445,218
Household Durables (0.5%)
2,400	Fortune Brands, Inc.	213,120
Household Products (0.1%)
1,100	Energizer Holdings, Inc. (a)	68,387
Industrial Conglomerates (2.5%)
13,700	General Electric Co.	474,705
9,000	Textron, Inc.	682,650
		1,157,355

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Insurance (2.9%)
8,600	The Allstate Corp.	$513,850
6,300	Genworth Financial, Inc.	190,449
5,100	Metlife, Inc. (e)	229,194
3,900	Prudential Financial, Inc.	256,074
2,200	Safeco Corp.	119,548
		1,309,115
IT Services (0.7%)
1,600	CheckFree Corp. (a)(e)	54,496
5,400	Cognizant Technology Solutions Corp. (a)(e)	254,502
		308,998
Leisure Equipment & Products (0.3%)
2,900	Brunswick Corp.	125,628
Machinery (0.8%)
4,600	Graco, Inc. (e)	156,722
3,000	Paccar, Inc.	204,000
		360,722
Media (2.9%)
2,400	Harte-Hanks, Inc. (e)	71,352
5,350	The McGraw-Hill Companies, Inc. (e)	236,738
29,830	Time Warner, Inc. (a)	498,459
4,000	Viacom, Inc. - Class B (e)	128,080
14,700	The Walt Disney Co.	370,146
		1,304,775
Metals & Mining (0.3%)
3,500	Nucor Corp. (e)	159,670
Multiline Retail (1.6%)
5,400	Federated Department Stores (e)	395,712
6,600	JC Penney Co Inc Holding Co.	347,028
		742,740
Oil & Gas (5.1%)
2,700	Amerada Hess Corp. (e)	287,577
18,340	Exxon Mobil Corp.	1,054,000
5,400	Newfield Exploration Co. (a)	215,406
4,500	Occidental Petroleum Corp.	346,185
5,200	Valero Energy Corp.	411,372
		2,314,540
Paper & Forest Products (0.6%)
11,600	Louisiana-Pacific Corp.	285,128
Personal Products (1.2%)
3,100	Avon Products, Inc.	117,335
8,200	The Gillette Co.	415,166
		532,501

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Pharmaceuticals (4.5%)
15,280	Johnson & Johnson	$993,200
6,500	Merck & Co., Inc.	200,200
27,340	Pfizer, Inc.	754,037
2,400	Wyeth	106,800
		2,054,237
Photographic Equipment And Supplies (0.1%)
1,700	Eastman Kodak Co. (e)	45,645
Real Estate Investment Trusts (1.3%)
1,900	AvalonBay Communities, Inc. (e)	153,520
3,400	CBL & Associates Properties, Inc.	146,438
2,300	Kimco Realty Corp. (e)	135,493
2,500	Regency Centers Corp. (e)	143,000
		578,451
Road & Rail (0.3%)
8,000	JB Hunt Transport Services, Inc. (e)	154,400
Semiconductor & Semiconductor Equipment (2.4%)
30,480	Intel Corp.	794,309
9,000	MEMC Electronic Materials, Inc. (a)(e)	141,930
6,500	National Semiconductor Corp.	143,195
		1,079,434
Software (2.9%)
12,900	Adobe Systems, Inc. (e)	369,198
23,240	Microsoft Corp.	577,281
27,900	Oracle Corp. (a)	368,280
		1,314,759
Specialty Retail (2.0%)
2,800	Abercrombie & Fitch Co. - Class A (e)	192,360
3,600	American Eagle Outfitters (e)	110,340
2,400	Best Buy Co, Inc. (e)	164,520
11,190	Home Depot, Inc.	435,291
		902,511

Textiles, Apparel & Luxury Goods (0.3%)
1,800	Coach, Inc. (a)	60,426
2,000	Timberland Co. (a)(e)	77,440
		137,866
Thrifts & Mortgage Finance (1.0%)
3,698	Countrywide Financial Corp. (e)	142,780
4,000	Freddie Mac	260,920
1,700	IndyMac Bancorp, Inc. (e)	69,241
		472,941

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

Tobacco (1.1%)
	$6,110	Altria Group, Inc. (e)	$395,072
	1,300	Reynolds American, Inc. (e)	102,440
			497,512
Wireless Telecommunication Services (0.6%)
	8,500	Nextel Communications, Inc. (a)(e)	274,635

		Total common stocks (cost $27,004,936)	31,706,907

PREFERRED STOCKS (0.7%)
Communications Services (0.5%)
	145	Centaur Funding Corp., 9.080%, 04/21/2020, (b) Cost - $171,062; Acquired 07/22/2003 (c)	197,517
Men’s And Boy’s Clothing And Furnishings (0.2%)
	4,000	Tommy Hilfiger USA, 9.000%, 12/01/2031	102,840
		Total preferred stocks (cost $273,002)	300,357

CONVERTIBLE BONDS (0.4%)
Electronic Equipment & Instruments (0.4%)
	$280,000	Celestica, Inc., 0.000%, 08/01/2020 (d)	158,550
		Total convertible bonds (cost $140,969)	158,550
CORPORATE BONDS (15.1%)
Aircraft (0.3%)
	150,000	Boeing Capital Corp., 4.750%, 08/25/2008	152,775
Chemicals (0.8%)
	50,000	Lubrizol Corp., 5.500%, 10/01/2014 (e)	51,659
	80,000	Lyondell Chemical Co., 9.625%, 05/01/2007	85,800
	190,000	Terra Capital, Inc., 12.875%, 10/15/2008	225,150
			362,609
Commercial Services & Supplies (0.5%)
	125,000	Cendant Corp., 7.375%, 01/15/2013	143,330
	80,000	Corrections Corp of America, 6.250%, 03/15/2013	79,800
			223,130
Communications Services (2.0%)
	180,000	British Telecommunications PLC, 7.875%, 12/15/2005 (c)	183,160
	155,000	Charter Communications, Inc., 8.000%, 04/30/2012, (b) Cost - $155,171; Acquired 04/21/2004 (e)	155,000
	61,000	DirecTV Holdings LLC, 8.375%, 03/15/2013	67,863
	100,000	EchoStar DBS Corporation, 6.625%, 10/01/2014	99,250
	65,000	Intelsat Bermuda Ltd., 8.625%, 01/15/2015, (b) Cost - $65,000; Acquired 01/25/2005 (c)(e)	68,900
	125,000	News America, Inc., 6.200%, 12/15/2034 (e)	131,641
	25,000	Sprint Capital Corp., 8.375%, 03/15/2012	30,110
	65,000	Sprint Capital Corp., 8.750%, 03/15/2032 (e)	90,705
	84,000	TELUS Corp., 8.000%, 06/01/2011 (c)	98,356
			924,985

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

Containers & Packaging (0.9%)
	$375,000	Owens-Brockway, 8.875%, 02/15/2009	$400,313
Electric Utilities (0.5%)
	195,000	Pacific Gas & Electric Co., 6.050%, 03/01/2034	215,674
Electronic Equipment & Instruments (0.8%)
	35,000	Jabil Circuit, Inc., 5.875%, 07/15/2010	36,288
	70,000	Nortel Networks Ltd., 6.125%, 02/15/2006 (c)	70,787
	100,000	Tyco International Group S.A., 6.000%, 11/15/2013 (c)(e)	108,929
	135,000	Tyco International Group S.A., 6.875%, 01/15/2029 (c)(e)	161,650
			377,654
Equipment Rental And Leasing (0.1%)
	50,000	International Lease Finance Corp., 5.000%, 04/15/2010 (e)	51,040
Farm Machinery And Equipment (0.1%)
	55,000	Case Corp., 7.250%, 01/15/2016	52,663
General Contractors (1.2%)
	55,000	Blount, Inc., 8.875%, 08/01/2012 (e)	59,125
	175,000	KB Home, 5.750%, 02/01/2014 (e)	174,317
	240,000	NVR, Inc., 5.000%, 06/15/2010	241,087
	50,000	William Lyon Homes, Inc., 7.625%, 12/15/2012	48,000
			522,529
Health Care Equipment & Supplies (0.8%)
	105,000	Guidant Corp., 6.150%, 02/15/2006	106,381
	270,000	Hillenbrand Industries, Inc., 4.500%, 06/15/2009	270,444
			376,825
Health Care Providers & Services (0.1%)
	45,000	AmerisourceBergen Corp., 7.250%, 11/15/2012	49,781
Hotels Restaurants & Leisure (1.0%)
	150,000	Caesars Entertainment, Inc., 8.125%, 05/15/2011 (e)	173,250
	75,000	Carnival Corp., 6.150%, 04/15/2008 (c)	78,776
	155,000	Hyatt Equities LLC, 6.875%, 06/15/2007, (b) Cost - $154,841; Acquired 06/12/2002	160,014
	40,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014, (b) Cost - $39,154; Acquired 01/27/2005 (e)	39,100
			451,140
Insurance (0.5%)
	225,000	RenaissanceRe Holdings Ltd., 7.000%, 07/15/2008 (c)	240,431
Liquefied Petroleum Gas Dealers (0.2%)
	78,945	Ras Laffan Liquefied Natural Gas Co Ltd., 3.437%, 09/15/2009, (b) Cost - $77,825; Acquired 07/02/2004 (c)	77,557
Loan Brokers (0.1%)
	50,000	American General Finance, 4.875%, 05/15/2010	50,539
Media (0.5%)
	200,000	Quebecor Media, Inc., 11.125%, 07/15/2011 (c)	223,250

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

Multiline Retail (0.2%)
$75,000	JC Penney Co Inc., 8.000%, 03/01/2010		$82,875
National Commercial Banks (0.1%)
40,000	Union Planters Bank, N.A., 6.500%, 03/15/2018		42,270
Natural Gas Transmission (0.3%)
110,000	Southern Natural Gas Co., 8.875%, 03/15/2010 (e)		121,212
Paper & Forest Products (0.7%)
50,000	Ainsworth Lumber Co. Ltd., 6.750%, 03/15/2014 (c)		45,250
50,000	Boise Cascade LLC, 7.125%, 10/15/2014, (b) Cost - $50,000; Acquired 10/15/2004		49,375
180,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	.	195,525
			290,150
Personal Credit Institutions (0.5%)
200,000	Household Finance Corp., 4.125%, 11/16/2009		198,034
Radiotelephone Communications (0.1%)
60,000	Rogers Wireless, Inc., 7.500%, 03/15/2015 (c)		65,550
Real Estate Investment Trusts (1.4%)
80,000	Health Care REIT, Inc., 7.500%, 08/15/2007		84,515
215,000	Hospitality Properties Trust, 6.750%, 02/15/2013		236,488
55,000	iStar Financial, Inc., 8.750%, 08/15/2008		61,527
40,000	iStar Financial, Inc., 5.150%, 03/01/2012	.	39,589
200,000	Senior Housing Properties Trust, 8.625%, 01/15/2012		224,500
			646,619
Special Purpose Entity (0.2%)
92,578	PLC Trust, 2.709%, 03/31/2006, (b) Cost - $92,578; Acquired 12/12/2003		92,272
Steel Foundries (0.1%)
65,000	International Steel Group, Inc., 6.500%, 04/15/2014		62,725
Wireless Telecommunication Services (1.1%)
155,000	Cingular Wireless, 8.750%, 03/01/2031 (e)		217,925
270,000	Nextel Communications, Inc., 6.875%, 10/31/2013		289,913
			507,838
	Total corporate bonds (cost $6,550,946)	.	6,862,440
FOREIGN GOVERNMENT NOTES/BONDS (0.9%)
155,000	Export-Import Bank Of Korea, 4.500%, 08/12/2009 (c)		155,731
205,000	United Mexican States, 9.875%, 02/01/2010 (c)		248,460
	Total foreign government notes/bonds (cost $407,324)		404,191
MORTGAGE BACKED SECURITIES (0.1%)
65,713	First Union National Bank Commercial Mortgage, Series #1999-C4 A1, 7.184%, 12/15/2031		68,195
	Total mortgage backed securities (cost $65,984)		68,195

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

MUNICIPAL BONDS (2.5%)
$ 165,000	California County Tobacco Securitization Agency, 7.500%, 06/01/2019	$168,843
260,000	California Housing Financing Agency, 3.310%, 08/01/2036 (g)	260,000
156,204	Louisiana Tobacco Settlement Financing Corp., 6.360%, 05/15/2025	158,764
150,000	Rhode Island Tobacco Settlement Financing Corp., 5.920%, 06/01/2012	149,122
270,000	San Jose California Financing Authority, 3.180%, 03/01/2029 (g)	270,000
135,870	South Dakota Educational Enhancement Funding Corp., 6.720%, 06/01/2025	135,133
	Total municipal bonds (cost $1,138,456)	1,141,862
U.S. TREASURY OBLIGATIONS (2.3%)
35,662	1.625%, 01/15/2015 (e)	35,543
50,000	3.875%, 05/15/2010 (e)	50,301
680,000	4.125%, 05/15/2015 (e)	690,147
235,000	5.375%, 02/15/2031 (e)	277,374
	Total U.S. treasury obligations (cost $1,036,754)	1,053,365

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (27.3%)
200,000	AIG Sunamerica Global Finance XXV Note, 3.470%, 09/12/2005	199,824
250,000	AIG Sunamerica Global Finance XXXI Note, 3.284%, 08/23/2005	249,150
4,366,000	Bank of New York Institutional Cash Reserve Fund	4,366,779
500,000	Berkshire Hathaway Finance, 3.330%, 08/16/2005	499,775
500,000	Beta Finance Inc., 3.538%, 07/01/2005	499,825
500,000	Capital Auto Receivables Asset Trust, 3.280%, 07/15/2005	500,265
500,000	Credit Suisse First Boston, 3.240%, 08/19/2005	499,876
500,000	First Franklin Mortgage, 3.414%, 07/25/2005 (f)	486,849
300,000	General Electric Capital Corp., 3.180%, 07/05/2005	300,177
200,000	General Electric Capital Corp., 3.320%, 08/19/2005	199,964
500,000	Granite Master Issuer PLC, 3.300%, 07/20/2005 (f)	500,000
400,000	K2 USA LLC, 3.161%, 07/25/2005	399,916
250,000	Links Finance LLC, 3.540%, 07/01/2005	249,977
500,000	Morgan Stanley ABS Capital, 3.404%, 07/25/2005 (f)	481,472
400,000	Permanent Financing PLC, 3.469%, 09/12/2005 (f)	400,274
400,000	Sigma Finanace Inc., 3.220%, 07/15/2005	399,888
200,000	Structured Asset Investment Loan Trust, 3.404%, 07/25/2005 (f)	187,731
500,000	Suntrust Bank, 3.200%, 08/12/2005	500,177
500,000	Superior Wholesale Inventory Financing Trust, 3.320%, 07/15/2005	499,973
500,000	Textron Financial Floorplan Master Note, 3.210%, 07/13/2005	500,000
400,000	World Savings Bank FSB, 3.480%, 09/20/2005	399,860
Pooled Investments -
36,488	Bank of New York, collateralized by various United States Government and Agency Issues,
	1.500% to 12.500%, 07/07/2005 to 06/15/2035	36,488
	Total investments purchased with cash proceeds from securities lending (cost $12,358,240)	12,358,240

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

SHORT TERM INVESTMENTS (5.3%)
$2,049,000	AIM Liquid Asset Portfolio	$2,049,000
366,000	Nations Treasury Reserve	366,000
	Total short term investments (cost $2,415,000)	2,415,000
	Total investments (cost $51,391,611) (124.6%)	56,469,107
	Other liabilities in excess of assets (24.6)%	(11,145,926)
	Total net assets 100.0%	$45,323,181

____________
(a)	Non-income producing security.
(b)	Restricted under rule 144A of the Securities Act of 1933.
(c)	Foreign security or a U.S. security of a foreign company.
(d)	Zero Coupon - Bonds that make no interest payment.
(e)	Securities (partial/entire) out on loan.
(f)	STEP - Bonds where the coupon increases or steps up at a predetermined rate.
(g)	Variable Coupon Rate - The rate reported is the rate in effect as of June 30, 2005.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2005

High Yield Portfolio

How did the Portfolio perform relative to its Benchmark?

The High Yield Portfolio returned 0.48% for the six months ended June 30, 2005. The Portfolio’s benchmark, the Merrill Lynch High Yield Master II Index, returned 1.13% for the same period.(1)

What caused the variance in performance between the Portfolio and its benchmark?

While we out-performed our benchmark during the second quarter, we lagged in performance during the first quarter. The paper and forest product sector performed poorly because paper companies have been struggling with the inability to pass on rising raw material prices. We also failed to anticipate the return of higher oil prices during the period and had an under-weight position in the energy segment, which experienced strong returns for the period.

Which holdings most enhanced the Portfolio’s performance?

The Portfolio’s return was increased by its holdings in beneficial certificates in airline US Airways, telecommunication tower operator Crown Castle and leaf tobacco merchant Dimon International. The US Airways beneficial certificates returned 30% for the period, benefiting from a dramatic recovery in aircraft valuations due to the expansion of the international air carriers. Crown Castle, which returned 8.38% for the period, was aided by the positive dynamics in the telecommunications sector. These dynamics allowed the company to refinance all its high yield debt with real estate loans, which led to an above-market tender price for the bonds we held. Dimon’s return of 7.04% was due to its purchase of Standard Tobacco. Because of covenants in the existing bond deal, the company was required to tender for the bonds at above-market levels in order to complete the acquisition.

Which holdings detracted from performance?

The Portfolio’s main detractors were auto parts company Affinia Group, polymer-based membrane manufacturer Polypore and cosmetic and over-the-counter pharmaceutical maker Del Laboratories. Affinia Group, which was purchased from Dana Corporation in 2004, detracted from performance with a 10.82% decline. Affinia reported disappointing first quarter 2005 results due to its inability to pass on increasing raw material prices and the loss of a $75 million contract with AutoZone. Polypore’s 10% decline was due to increased competition in Asia and the loss of a major contract. The company subsequently cancelled a planned Initial Public Offering that would have reduced its leverage. Del Laboratories negatively impacted performance with a 4.43% decline. Poor operating performance led to a ratings downgrade by Moody’s and a change to negative outlook by Standard & Poor’s.

What is your outlook for the rest of the year?

We expect the Federal Reserve will continue to increase short-term interest rates at a measured pace into early 2006. We believe this policy will result in low inflation and slow but steady economic growth. These conditions should allow credit conditions to improve and default rates to remain low. Although we do not anticipate new inflows into fixed income or high yield, this back-

Asset Allocation as a Percent of Total Investments

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2006. If the expense reimbursement were not in place, the portfolio’s return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general. The Merrill Lynch HighYield Master II Index is an unmanaged market capitalization weighted index of all domestic and Yankee high yield bonds. Investors cannot actually invest in an index.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2005

drop is well suited for high yield bonds to out-perform other fixed income segments, at least through mid-year 2006. During the second half of 2006, we expect economic growth will begin to slow to the point where credit spreads will widen and default rates will increase.

As a result, we expect credit markets will become increasingly concerned with credit quality. The core of the Portfolio remains in the middle tier (rated “B” by Standard and Poor’s) of the high yield market. Based on our reasonably strong economic outlook, the middle tier is positioned to show the most improvement in credit quality over the next year. We are under-weight the upper tier of the market for two reasons. First, the highest quality segment is the most sensitive to the anticipated increases in interest rates. Second, the highest quality segments have been the most vulnerable to event risk (unpredictable risk due to unforeseen events). This event risk can be seen in recent leveraged buyouts that have led to rating agency downgrades and subsequent under-performance. Software and IT service provider Sungard, upscale department store Neiman Marcus and retailer Toys R Us are examples of leveraged transactions that have had adverse affects on existing bondholders’ returns. Private equity firms have raised significant amounts of capital over the last year, and these dollars need to be invested. Companies that have reasonably strong balance sheets remain prime candidates for these pools of capital.

We are reducing positions in industry segments we believe will first show weakness when the economy begins to slow. Now that China has taken action to slow its economy, some of the sectors that have benefited most from China’s growth are likely to experience slowing growth. These industries include many of the commodity producers of metals, chemicals and paper along with some capital goods producers. We are also reducing positions in weaker companies that will need to refinance next year. These companies could be vulnerable if the financial markets become more selective.

We continue to select securities based on recommendations from our credit research team. We are concentrating on those companies that are positioned well within their respective industries, have manageable debt maturities and have strong management teams. These companies generally have enterprise values able to withstand more volatile financial markets. These companies include independent natural gas producer Chesapeake Energy, medical equipment and service provider Universal Hospital Corporation, hotel resort and casino Wynn Las Vegas and petroleum supply chain manager Transmontaigne.

Amy Gibson	Richard Matas
Vice President	Senior Trader
40|86 Advisors, Inc.	40|86 Advisors, Inc.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
High Yield Bond Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

COMMON STOCKS (0.2%)
Chemicals (0.2%)
	842	Huntsman Corp. (a)	$17,067
		Total common stocks (cost $5,972)	17,067
PREFERRED STOCKS (0.8%)
Men’s And Boy’s Clothing And Furnishings (0.8%)
	2,768	Tommy Hilfiger USA, 9.000%, 12/01/2031	71,165
		Total preferred stocks (cost $69,222)	71,165
BENEFICIAL CERTIFICATES (0.3%)
	989,065	1989 US Airways ETC, US Airways, Inc. (a)(d)(e)	29,671
		Total beneficial certificates (cost $58,414)	29,671
CORPORATE BONDS (82.7%)
Aerospace & Defense (1.3%)
	$70,000	DRS Technologies, Inc., 6.875%, 11/01/2013	72,800
	45,000	Hexcel Corp, 6.750%, 02/01/2015	45,225
			118,025
Aluminum Foundries (1.0%)
	85,000	Novelis, Inc., 7.250%, 02/15/2015, (b) Cost — $85,150; Acquired — 01/28/2005 & 06/02/2005 (f)	85,744
Canned Fruits, Vegetables, Preserves, Jams, And Jellies (1.2%)
	100,000	Del Monte Corp., 6.750%, 02/15/2015, (b) Cost — $99,882; Acquired — 05/24/2005	102,500
Chemicals (3.2%)
	80,000	Huntsman LLC, 7.375%, 01/01/2015, (b) Cost — $80,000; Acquired — 12/03/2004	79,400
	75,000	Lyondell Chemical Co., 9.625%, 05/01/2007	80,437
	45,000	Nalco Co., 8.875%, 11/15/2013	48,488
	70,000	Rockwood Specialties Group, Inc., 10.625%, 05/15/2011	77,525
			285,850
Commercial Services & Supplies (3.1%)
	100,000	Adesa, Inc., 7.625%, 06/15/2012	102,000
	80,000	Corrections Corp of America, 6.250%, 03/15/2013	79,800
	90,000	R.H. Donnelley Corp., 6.875%, 01/15/2013, (b) Cost — $90,000; Acquired — 01/11/2005	92,250
			274,050
Communications Services (6.3%)
	105,000	Charter Communications, 8.375%, 04/30/2014, (b) Cost — $106,575; Acquired — 11/05/2004	105,000
	100,000	Cincinnati Bell, Inc., 8.375%, 01/15/2014	103,000
	105,000	Innova S de RL, 9.375%, 09/19/2013 (f)	118,912
	110,000	Qwest Communications International, Inc., 7.250%, 02/15/2011	106,975
	45,000	Superior Essex Communications, 9.000%, 04/15/2012	44,775
	75,000	Warner Music Group, 7.375%, 04/15/2014	76,125
			554,787

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
High Yield Bond Portfolio

SHARES OR PRINCIPAL AMOUNT				VALUE

Construction Materials (1.6%)
	$25,000	Texas Industries, Inc., 7.250%, 07/15/2013, (b) Cost — $25,000; Acquired — 06/29/2005		$25,750
	120,000	US Concrete, Inc., 8.375%, 04/01/2014		113,400
				139,150
Containers & Packaging (1.2%)
	100,000	Owens—Brockway, 8.250%, 05/15/2013		109,125
Diversified Financial Services (0.6%)
	50,000	General Motors Acceptance Corporation, 7.750%, 01/19/2010		48,923
Electric Services (2.7%)
	75,000	Midwest Generation LLC, 8.560%, 01/02/2016		82,734
	100,000	Texas Genco LLC, 6.875%, 12/15/2014, (b) Cost — $100,000 Acquired — 12/08/2004		105,750
	50,000	TXU Corp., 5.550%, 11/15/2014, (b) Cost — $47,970; Acquired — 06/15/2005		48,743
				237,227
Electronic Equipment & Instruments (3.3%)
	75,000	Celestica, Inc., 7.875%, 07/01/2011 (f)		77,250
	105,000	Flextronics International Ltd., 6.250%, 11/15/2014 (f)		104,737
	100,000	IPC Acquisition Corp., 11.500%, 12/15/2009		109,000
				290,987
General Contractors (2.9%)
	100,000	Beazer Homes USA, Inc., 6.875%, 07/15/2015, (b) Cost — $99,094; Acquired — 06/01/2005		99,500
	60,000	Blount, Inc., 8.875%, 08/01/2012		64,500
	100,000	William Lyon Homes, Inc., 7.625%, 12/15/2012		96,000
				260,000
Health Care Equipment & Supplies (2.4%)
	205,000	Universal Hospital Services, Inc., 10.125%, 11/01/2011		208,075
Health Care Providers & Services (3.2%)
	110,000	Davita, Inc., 7.250%, 03/15/2015, (b) Cost — $110,225; Acquired — 03/15/2005		113,575
	50,000	Healthsouth Corp., 7.375%, 10/01/2006		50,750
	110,000	Healthsouth Corp., 10.750%, 10/01/2008		114,950
				279,275
Hotels Restaurants & Leisure (6.4%)
	30,000	Host Marriott LP, 7.125%, 11/01/2013	.	31,425
	90,000	Host Marriott LP, 6.375%, 03/15/2015, (b) Cost — $90,000; Acquired — 03/03/2005		89,550
	120,000	Las Vegas Sands Corp., 6.375%, 02/15/2015, (b) Cost — $119,056; Acquired — 02/03/2005 & 02/16/2005		117,900
	105,000	Pinnacle Entertainment, Inc., 8.250%, 03/15/2012		109,725
	95,000	Vail Resorts, Inc., 6.750%, 02/15/2014	.	96,900
	125,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014, (b) Cost — $124,301; Acquired — 12/17/2004		122,188
				567,688

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
High Yield Bond Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

Household Products (0.5%)
	$45,000	Church & Dwight, Inc., 6.000%, 12/15/2012	$45,675
Leisure Equipment & Products (1.0%)
	85,000	K2, Inc., 7.375%, 07/01/2014	89,888
Machinery (2.1%)
	130,000	Case Corp., 7.250%, 01/15/2016	124,475
	60,000	Terex Corp., 7.375%, 01/15/2014	62,400
			186,875
Manufacturing Industries (0.4%)
	35,000	Polypore, Inc., 8.750%, 05/15/2012	32,900
Media (4.2%)
	60,000	Cablevision Systems Corp., 8.000%, 04/15/2012	59,100
	105,000	EchoStar DBS Corporation, 6.625%, 10/01/2014	104,212
	67,000	PanAmSat Corp., 9.000%, 08/15/2014	73,449
	85,000	Sinclair Broadcast Group, Inc., 8.000%, 03/15/2012	87,550
	45,000	Sun Media Corp., 7.625%, 02/15/2013 (f)	47,869
			372,180
Miscellaneous Fabricated Products (0.7%)
	55,000	Fastentech, Inc., 11.500%, 05/01/2011	59,950
Motor Vehicle Supplies And New Parts (2.5%)
	60,000	Navistar International, 7.500%, 06/15/2011	61,500
	45,000	Tenneco Automotive, Inc., 8.625%, 11/15/2014	45,450
	45,000	TRW Automotive Acquisition, 9.375%, 02/15/2013	50,063
	60,000	United Components, Inc., 9.375%, 06/15/2013	60,750
			217,763
Oil & Gas (5.9%)
	110,000	Chesapeake Energy Corp., 6.250%, 01/15/2018, (b) Cost — $108,814; Acquired — 06/06/2005	108,900
	40,000	Dynegy Holdings, Inc. 10.125%, 07/15/2013, (b) Cost — $39,720; Acquired — 08/01/2003	45,400
	115,000	El Paso Production Holding Co., 7.750%, 06/01/2013	123,337
	110,000	Houston Exploration Co., 7.000%, 06/15/2013	114,125
	125,000	Transmontaigne, Inc., 9.125%, 06/01/2010	130,625
			522,387
Paper & Forest Products (5.1%)
	95,000	Ainsworth Lumber Co Ltd., 6.750%, 03/15/2014 (f)	86,925
	75,000	Cenveo Corp., 9.625%, 03/15/2012	81,375
	75,000	Georgia—Pacific Corp., 7.375%, 12/01/2025	81,469
	55,000	Graphic Packaging International Corp., 9.500%, 08/15/2013	55,687
	150,000	Neenah Paper, Inc., 7.375%, 11/15/2014, (b) Cost — $150,250; Acquired — 11/18/2004, 02/11/2005 & 03/15/2005	146,250
			451,706

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
High Yield Bond Portfolio

SHARES OR PRINCIPAL AMOUNT				VALUE

Personal Products (1.9%)
	$75,000	Del Laboratories, Inc., 8.000%, 02/01/2012		$64,875
	100,000	Elizabeth Arden, Inc., 7.750%, 01/15/2014		104,750
				169,625
Plastics Products (2.2%)
	125,000	Graham Packaging Co., 8.500%, 10/15/2012, (b) Cost — $128,767; Acquired — 02/07/2005 & 09/29/2004		126,875
	75,000	Park Ohio Industries Inc., 8.375%, 11/15/2014, (b) Cost — $75,550; Acquired — 11/19/2004		67,313
				194,188
Radiotelephone Communications (3.3%)
	32,000	Alamosa Delaware, Inc., 11.000%, 07/31/2010		36,040
	45,000	Intelsat Bermuda Ltd., 8.695%, 01/15/2012, (b) Cost— $45,000; Acquired — 01/25/2005 (c) (f)		46,012
	25,000	Intelsat Bermuda Ltd., 8.625%, 01/15/2015, (b) Cost — $25,000; Acquired — 01/25/2005 (f)	.	26,500
	25,000	New Skies Satellites NV, 9.125%, 11/01/2012, (b) Cost $25,000; Acquired — 10/22/2004 (f)		24,938
	50,000	Rogers Wireless, Inc., 7.500%, 03/15/2015 (f)		54,625
	40,000	Rogers Wireless, Inc., 9.625%, 05/01/2011 (f)	.	47,150
	50,000	Rural Cellular Corp., 8.250%, 03/15/2012		52,500
				287,765
Railroads, Line—haul Operating (1.2%)
	100,000	TFM SA de CV, 9.375%, 05/01/2012, (b) Cost — $101,181; Acquired — 04/13/2005 & 05/18/2005 (f).		104,500
Real Estate Investment Trusts (1.1%)
	85,000	Senior Housing Properties Trust, 8.625%, 01/15/2012		95,413
Refrigerated Warehousing And Storage (0.6%)
	50,000	Reddy Ice Group, Inc., 8.875%, 08/01/2011		55,750
Refuse Systems (0.6%)
	50,000	Allied Waste North America, Inc., 7.250%, 03/15/2015, (b) Cost $50,000; Acquired — 03/03/2005,		.48,625
Semiconductor & Semiconductor Equipment (0.6%)
	50,000	Freescale Semiconductor, Inc., 7.125%, 07/15/2014		54,000
Sporting And Athletic Goods (1.4%)
	125,000	Riddell Bell Holdings, Inc., 8.375%, 10/01/2012		125,938
Textiles, Apparel & Luxury Goods (3.5%)
	100,000	Brown Shoe Inc., 8.750%, 05/01/2012, (b) Cost — $101,250; Acquired — 04/21/2005		104,750
	75,000	Phillips—Van Heusen, 7.250%, 02/15/2011		79,125
	115,000	Russell Corp., 9.250%, 05/01/2010		121,900
				305,775
Tobacco (0.5%)
	40,000	Alliance One International, Inc., 11.000%, 05/15/2012, (b) Cost — $40,000; Acquired — 05/10/2005		41,400

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
High Yield Bond Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

Wireless Telecommunication Service (3.0%)
	$69,300	AirGate PCS, Inc., 9.375%, 09/01/2009, (b) Cost — $60,843; Acquired — 02/13/2004	$73,112
	110,000	American Tower Corp., 7.125%, 10/15/2012	116,875
	25,000	Spectrasite, Inc., 8.250%, 05/15/2010	26,625
	45,000	Spectrasite, Inc., 8.250%, 05/15/2010, (b) Cost — $45,150; Acquired — 05/16/2003 & 05/19/2003	47,925
			264,537
		Total corporate bonds (cost $7,196,841)	7,288,246
MUNICIPAL BONDS (0.7%)
	60,000	Academica Charter Schools, 8.100%, 08/15/2024, (b) Cost — $60,000; Acquired — 08/18/2004	64,408
		Total municipal bonds (cost $60,000)	64,408
SHORT TERM INVESTMENTS (9.1%)
	401,000	AIM Liquid Asset Portfolio	401,000
	401,000	Nations Treasury Reserve	401,000
		Total short term investments (cost $802,000)	802,000
		Total investments (cost $8,192,449) (93.8%)	8,272,557
		Other assets in excess of liabilities (6.2%)	544,895
		TOTAL NET ASSETS (100.00%)	$8,817,452

____________
(a)	Non—Income Producing.
(b)	Restricted under Rule 144A of the Securities Act of 1933.
(c)	Variable Rate.
(d)	Security in default.
(e)	Security is fair valued.
(f)	Foreign Security or U.S. Security of a foreign company.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2005

Fixed Income Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Fixed Income Portfolio returned 2.00% for the six months ended June 30, 2005. The Portfolio’s benchmark, the Lehman Brothers Aggregate Index, returned 2.51% for the same period.(1)

What factors contributed to the variance in performance between the Portfolio and its benchmark?

10-year and 30-year US Treasury bond yields lowered 30 basis points (bps - equivalent to 1/100th of 1%) and 63 bps, respectively. 2-year and 3-year US Treasury bond yields increased 56 bps and 42 bps, respectively. This reduction in longer-term yields and increase in shorter-term yields produced a flatter yield curve (a graphic representation of the yields of fixed income maturities). Since the prices of fixed income instruments move inversely to yields, the performance of the Portfolio was aided by our overweight positions in longer-term maturities, where yields, in general, decreased and prices increased. However, relative to the benchmark, we were underweight US Treasuries, which contributed to the under-performance versus the benchmark. Additionally, the high yield sector under-performed all investment grade sectors for the period. Our performance was hurt by an 11.58% allocation in the high yield sector. The Portfolio’s benchmark is comprised completely of investment grade securities.

Which holdings most enhanced the Portfolio’s performance?

Selling positions in the auto sector prior to downgrades enhanced the Portfolio’s performance. In addition, positions in diversified energy company First Energy, natural gas and electric utility provider Pacific Gas & Electric and communications satellite company Intelsat Bermuda added to the Portfolio’s return.

Which holdings most negatively impacted the Portfolio’s performance?

Our holdings in GMAC, a wholly-owned financial service subsidiary of GM, detracted from the Portfolio’s performance. GMAC declined with the auto sector downgrades. In addition, positions in Canadian lumber producer Ainsworth Lumber and steel producer International Steel Group detracted from the Portfolio’s return.

What is your outlook for the rest of the fiscal year?

Although the yield curve has dramatically flattened so far this year, we believe it will flatten further. The Federal Reserve has indicated its intention to keep raising short-term interest rates at a measured pace. This will keep pushing up the front end of the yield curve. Longer-term yields, however, continue to be resilient in the face of continued monetary tightening. We believe rather

Asset Allocation as a Percent of Total Investments (excluding Securities Lending)

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2006. If the expense reimbursement were not in place, the portfolio’s return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares. The Lehman Brothers Aggregate index is an unmanaged broad-based market index that includes mortgage-backed securities. Investors cannot actually invest in an index.

On January 1, 2005, the benchmark for the Fixed Income Portfolio was changed to the Lehman Brothers Aggregate from the Lehman Brothers Government/Credit Index. The Lehman Brothers Aggregate Index is a broad-based marked index that includes mortgage-backed securities, which is consistent with the investment strategy of the Fixed Income Portfolio. The Lehman Brothers Government/Credit Index is an unmanaged index that includes U.S. Government Treasury and Agency securities, as well as, corporate and Yankee bonds.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	June 30, 2005

modest inflationary pressures and very low interest rates worldwide contribute to the phenomena. We will continue to structure the Portfolio in anticipation of a flatter yield curve. In addition, we believe credit spreads (the difference between US Treasury yields and corporate yields) will drift modestly wider as the level of shareholder friendly/ bondholder unfriendly activity increases at public companies. This widening will increase the risk of holding corporate bonds versus US Treasuries.

Michael J. Dunlop	John Saf
Senior Vice President	Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

PREFERRED STOCKS (1.0%)
Communications Services (0.7%)
	130	Centaur Funding Corp., 9.080%, 04/21/2020, (a) Cost — $153,366; Acquired — 07/22/2003 (b)	$177,084
Men’s And Boy’s Clothing And Furnishings (0.3%)
	3,500	Tommy Hilfiger USA, 9.000%, 12/01/2031	89,985
		Total preferred stocks (cost $242,563)	267,069
ASSET BACKED SECURITIES (0.8%)
	$180,678	Centex Home Equity, Series #2001—A A6, 6.250%, 04/25/2031	181,568
	9,260	Equity One ABS, Inc., Series #2002—1 AF2, 5.523%, 08/25/2032 (e)	9,278
	7,904	Residential Asset Mortgage Products, Inc., Series #2002—RZ3 A4, 4.730%, 12/25/2031	7,891
		Total asset backed securities (cost $199,597)	198,737
CORPORATE BONDS (52.1%)
Aircraft (0.4%)
	95,000	Boeing Capital Corp., 4.750%, 08/25/2008	96,758
Auto Components (0.4%)
	100,000	Lear Corp., 8.110%, 05/15/2009	103,489
Capital Markets (0.8%)
	65,000	Lehman Brothers Holdings, Inc., 3.600%, 03/13/2009 (d)	63,556
	145,000	Merrill Lynch & Co, Inc., 6.000%, 07/15/2005	145,084
			208,640
Chemicals (1.1%)
	100,000	Lubrizol Corp., 5.500%, 10/01/2014 (d)	103,318
	75,000	Lyondell Chemical Co., 9.625%, 05/01/2007	80,437
	80,000	Terra Capital, Inc., 12.875%, 10/15/2008	94,800
			278,555
Commercial Services & Supplies (1.0%)
	75,000	Cendant Corp., 7.375%, 01/15/2013	85,998
	170,000	Corrections Corp. America, 6.250%, 03/15/2013	169,575
			255,573
Communications Services (7.5%)
	260,000	British Telecommunications PLC, 7.875%, 12/15/2005 (b)	264,565
	100,000	Charter Communications Operating LLC, 8.000%, 04/30/2012, (a) Cost — $100,110; Acquired — 04/21/2004 (d)	100,000
	60,000	DirecTV Holdings LLC, 8.375%, 03/15/2013	66,750
	100,000	EchoStar DBS Corporation, 6.625%, 10/01/2014	99,250
	135,000	Intelsat Bermuda Ltd., 8.625%, 01/15/2015, (a) Cost — $135,000; Acquired — 01/25/2005 (b)(d)	143,100
	110,000	News America Holdings, 7.700%, 10/30/2025	133,517
	95,000	News America, Inc., 6.200%, 12/15/2034 (d)	100,047
	50,000	Sprint Capital Corp., 8.375%, 03/15/2012	60,220
	130,000	Sprint Capital Corp., 8.750%, 03/15/2032 (d)	181,410
	75,000	Tele-Communications - TCI Group, 9.800%, 02/01/2012	95,649

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

Communications Services (continued)
	$445,000	TELUS Corp., 8.000%, 06/01/2011 (b)	$521,054
	180,000	Verizon Wireless Capital LLC, 5.375%, 12/15/2006	183,505
			1,949,067
Computers & Peripherals (0.3%)
	70,000	NCR Corp., 7.125%, 06/15/2009	75,796
Diversified Financial Services (0.7%)
	185,000	HSBC Finance Corp., 4.125%, 11/16/2009	183,181
Electric Services (8.1%)
	200,000	AmerenEnergy Generating Co., 7.750%, 11/01/2005	202,534
	135,000	Cilcorp Inc., 8.700%, 10/15/2009	156,545
	145,000	Consolidated Edison, Inc., 3.625%, 08/01/2008	142,853
	150,000	Detroit Edison Co., 5.050%, 10/01/2005	150,413
	65,000	Entergy Gulf States, Inc., 6.770%, 08/01/2005	65,146
	185,000	FirstEnergy Corp., 7.375%, 11/15/2031	226,870
	225,000	Kansas City Power & Light Co., 7.125%, 12/15/2005	228,367
	155,000	Nisource Finance Corp., 7.875%, 11/15/2010	178,304
	130,000	Pacific Gas & Electric Co., 6.050%, 03/01/2034	143,782
	330,000	PSI Energy, Inc., 6.650%, 06/15/2006	338,177
	265,000	Southwestern Public Service Co., 5.125%, 11/01/2006	268,404
			2,101,395
Electrical Equipment (0.6%)
	150,000	Cooper Industries, Inc., 5.500%, 11/01/2009	156,446
Electronic Equipment & Instruments (0.9%)
	80,000	Jabil Circuit, Inc., 5.875%, 07/15/2010	82,944
	50,000	Nortel Networks Ltd., 6.125%, 02/15/2006 (b)	50,563
	75,000	Tyco International Group S.A., 6.875%, 01/15/2029 (b)(d)	89,805
			223,312
Equipment Rental And Leasing (0.4%)
	95,000	International Lease Finance Corp., 5.000%, 04/15/2010 (d)	96,975
Farm Machinery And Equipment ( 0.4%)
	105,000	Case Corp., 7.250%, 01/15/2016	100,537
Food Products (0.5%)
	125,000	Corn Products International, Inc., 8.450%, 08/15/2009	140,852
General Contractors (2.6%)
	115,000	Blount, Inc., 8.875%, 08/01/2012 (d)	123,625
	110,000	KB Home, 5.750%, 02/01/2014 (d)	109,571
	155,000	NVR, Inc., 5.000%, 06/15/2010	155,702
	175,000	Ryland Group, Inc., 5.375%, 06/01/2008	179,005
	105,000	William Lyon Homes, Inc., 7.625%, 12/15/2012	100,800
			668,703
Health Care Equipment & Supplies (0.4%)
	95,000	Guidant Corp., 6.150%, 02/15/2006	96,250

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

Health Care Providers & Services (2.0%)
	$110,000	AmerisourceBergen Corp., 7.250%, 11/15/2012	$121,687
	185,000	Medco Health Solutions, Inc., 7.250%, 08/15/2013	208,579
	165,000	Service Corp International, 7.700%, 04/15/2009	177,375
			507,641
Hotels Restaurants & Leisure (1.6%)
	100,000	Caesars Entertainment, Inc., 8.125%, 05/15/2011	115,500
	80,000	Carnival Corp., 6.150%, 04/15/2008 (b)	84,028
	135,000	Hyatt Equities LLC, 6.875%, 06/15/2007, (a) Cost — $134,861; Acquired — 06/12/2002	139,367
	80,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014, (a) Cost — $78,308; Acquired — 01/27/2005 (d)	78,200
			417,095
Household Durables (0.2%)
	55,000	Newell Rubbermaid, Inc., 4.625%, 12/15/2009	55,174
Insurance (4.5%)
	30,000	Citizens Property Insurance Corp., 6.850%, 08/25/2007, (a) Cost — $30,516; Acquired — 06/22/2001	31,502
	220,000	Monumental Global Funding II, 4.625%, 03/15/2010, (a) Cost — $219,991; Acquired — 03/09/2005	224,227
	505,000	Protective Life US Funding Trust, 5.875%, 08/15/2006, (a) Cost — $505,361; Acquired — 08/06/2001 & 08/26/2001	512,372
	325,000	RenaissanceRe Holdings Ltd., 7.000%, 07/15/2008 (b)	347,289
	35,000	Transamerica Corp., 6.750%, 11/15/2006	35,938
			1,151,328
Liquefied Petroleum Gas Dealers (0.5%)
	120,495	Ras Laffan Liquefied Natural Gas Co. Ltd., 3.437%, 09/15/2009, (a) Cost — $120,495; Acquired — 03/02/2004 (b)	118,376
Loan Brokers (0.4%)
	95,000	American General Finance, 4.875%, 05/15/2010	96,024
Machinery (0.4%)
	80,000	Kennametal, Inc., 7.200%, 06/15/2012	89,620
Media (3.0%)
	90,000	AOL Time Warner, Inc., 7.700%, 05/01/2032	114,219
	90,000	Clear Channel Communications, Inc., 6.625%, 06/15/2008	93,545
	185,000	Clear Channel Communications, Inc., 8.000%, 11/01/2008	199,051
	175,000	Comcast Corp., 7.050%, 03/15/2033 (d)	207,300
	145,000	Quebecor Media, Inc., 11.125%, 07/15/2011 (b)	161,856
			775,971
Miscellaneous Business Credit Institutions (0.2%)
	50,000	Bunge Ltd. Finance Corp., 4.375%, 12/15/2008	50,047
Multiline Retail (0.2%)
	65,000	The May Department Stores Co., 6.875%, 11/01/2005	65,575

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report

Schedule of Investments (unaudited)	June 30, 2005

Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE
National Commercial Banks (2.0%)
$170,000	Citicorp, 6.750%, 08/15/2005	$170,598
145,000	Huntington National Bank, 3.125%, 05/15/2008	140,440
185,000	Union Planters Bank NA, 6.500%, 03/15/2018	195,501
		506,548
Natural Gas Transmission (0.4%)
100,000	Southern Natural Gas Co., 8.875%, 03/15/2010 (d)	110,193
Paper & Forest Products (1.5%)
160,000	Ainsworth Lumber, 6.750%, 03/15/2014 (b)	144,800
100,000	Boise Cascade LLC, 7.125%, 10/15/2014, (a) Cost — $100,000; Acquired — 10/15/2004	98,750
135,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	146,644
		390,194
Personal Credit Institutions (0.6%)
165,000	Ford Motor Credit Co., 5.700%, 01/15/2010 (d)	152,334
Pharmaceuticals (0.2%)
60,000	Wyeth, 5.500%, 03/15/2013	63,246
Radiotelephone Communications (1.0%)
50,000	Rogers Wireless, Inc., 7.500%, 03/15/2015 (b)	54,625
186,000	TeleCorp PCS, Inc., 10.625%, 07/15/2010	196,780
		251,405
Real Estate Investment Trusts (4.1%)
85,000	Developers Diversified Realty Corp., 3.875%, 01/30/2009	82,630
170,000	Duke Realty LP, 3.500%, 11/01/2007	166,880
160,000	Equity One, Inc., 3.875%, 04/15/2009	155,066
62,000	Health Care REIT, Inc., 7.500%, 08/15/2007	65,499
175,000	Hospitality Properties Trust, 6.750%, 02/15/2013	192,490
70,000	iStar Financial, Inc., 5.150%, 03/01/2012	69,280
65,000	iStar Financial, Inc., 8.750%, 08/15/2008	72,714
150,000	Senior Housing Properties Trust, 8.625%, 01/15/2012	168,375
90,000	United Dominion Realty Trust, Inc., 6.500%, 06/15/2009	96,578
		1,069,512
Refined Petroleum Pipelines (0.4%)
115,000	TGT Pipeline LLC, 5.200%, 06/01/2018	112,824
Special Purpose Entity (0.3%)
67,653	PLC Trust, 2.709%, 03/31/2006, (a) Cost — $67,653; Acquired 12/12/2003	67,430
Steel Foundries (0.5%)
145,000	International Steel Group, Inc., 6.500%, 04/15/2014	139,925
Textiles, Apparel & Luxury Goods (0.2%)
50,000	Brown Shoe Inc., 8.750%, 05/01/2012, (a) Cost — $50,000; Acquired — 04/19/2005	52,375
Tobacco (0.7%)
185,000	Universal Corp., 5.200%, 10/15/2013	184,079

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005

Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE
Wireless Telecommunication Services (1.1%)
$115,000	Cingular Wireless, 8.750%, 03/01/2031	$161,686
125,000	Nextel Communications, Inc., 6.875%, 10/31/2013	134,219
		295,905
	Total corporate bonds (cost $13,003,848)	13,458,350

FOREIGN GOVERNMENT NOTE/BONDS (1.5%)
215,000	Export-Import Bank Of Korea, 4.500%, 08/12/2009 (b)	216,014
140,000	United Mexican States, 9.875%, 02/01/2010 (b)	169,680
	Total foreign government note/bonds (cost $386,644)	385,694

MORTGAGE BACKED SECURITIES (13.7%)
106,257	Bank of America Mortgage Securities, Series #2004-7 6A1, 4.500%, 08/25/2019	103,968
221,336	Bank of America Mortgage Securities, Series #2004-7 5A10, 5.250%, 08/25/2034	221,820
83,252	Bear Stearns Commercial Mortgage Securities, Series #1999-C1 A1, 5.910%, 02/14/2031	85,308
250,000	Bear Stearns Commercial Mortgage Securities, Series #2002-TOP6 A2, 6.460%, 10/15/2036	278,225
53,751	Commercial Mortgage Asset Trust, 1999-C1 A1, 6.250%, 01/17/2032	54,040
107,080	CS First Boston Mortgage Securities Corp., Series #2001-CKN5 A3, 5.107%, 09/15/2034	109,184
243,188	Deutsche Mortgage and Asset Receiving Corp., Series #1998-C1 A2, 6.538%, 06/15/2031	255,082
19,537	DLJ Commercial Mortgage Corp., Series #1999-CG3 A1A, 7.120%, 10/10/2032	20,357
68,538	Federal Home Loan Mortgage Corp., Series #2407BJ, 6.500%, 01/15/2032	71,668
165,000	Federal Home Loan Mortgage Corp., Series #2517VH, 6.000%, 03/15/2019	171,618
120,900	Federal Home Loan Mortgage Corp., Series #2614CH, 3.500%, 12/15/2010	120,612
135,000	Federal Home Loan Mortgage Corp., Series #2614TD, 3.500%, 05/15/2016	131,415
90,391	Federal Home Loan Mortgage Corp., Series #2638NA, 3.000%, 02/15/2015	90,039
3,124	Federal Home Loan Mortgage Corp., Gold Pool #C00712, 6.500%, 02/01/2029	3,247
36,957	Federal Home Loan Mortgage Corp., Gold Pool #C50964, 6.500%, 05/01/2031	38,350
21,054	Federal Home Loan Mortgage Corp., Gold Pool #C60697, 6.000%, 11/01/2031	21,631
22,805	Federal Home Loan Mortgage Corp., Gold Pool #G00479, 9.000%, 04/01/2025	25,166
35,607	Federal Home Loan Mortgage Corp., Gold Pool #G00943, 6.000%, 07/01/2028	36,630
3,769	Federal National Mortgage Assn., Pool #062289, 3.900%, 03/01/2028	3,812
5,966	Federal National Mortgage Assn., Pool #349410, 7.000%, 08/01/2026	6,314
93,967	Federal National Mortgage Assn., Pool #545449, 6.500%, 02/01/2017	97,887
150,000	Federal National Mortgage Assn., Series #200180, 6.000%, 07/25/2029	155,883
220,000	Federal National Mortgage Assn., Series #200336, 4.500%, 07/25/2022	220,108
165,000	Federal National Mortgage Assn., Series #200357, 4.500%, 12/25/2012	165,600
8,481	First Union — Chase Commercial Mortgage, Series #1999-C2 A1, 6.363%, 06/15/2031	8,568
60,996	GMAC Commercial Mortgage Securities, Inc., Series #1999-C1 A1, 5.830%, 05/15/2033	61,546
9,681	GMAC Commercial Mortgage Securities, Inc., Series #1999-C2 A1, 6.570%, 09/15/2033	9,737
462	Government National Mortgage Assn., Pool #051699, 15.000%, 07/15/2011	536
2,125	Government National Mortgage Assn., Pool #354859, 9.000%, 07/15/2024	2,348
460,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series #2001-CIB3 A2, 6.044%, 11/15/2035	482,596
465,000	Salomon Brothers Mortgage Securities VII, Series #2001-C2, 6.168%, 11/13/2036	489,591
	Total mortgage backed securities (cost $3,577,598)	3,542,886

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005

Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE
MUNICIPAL BONDS (10.4%)
$ 110,000	Academica Charter Schools, 8.100%, 08/15/2024, (a) Cost — $110,000; Acquired — 08/18/2004	$118,082
95,000	Bay Area Government Assn. California Revenue Tax Allocation Note, 4.290%, 09/01/2009	95,823
140,000	California County TOB Securitization Agency, 7.500%, 06/01/2019	143,261
535,000	California Housing Financing Agency, 3.310%, 08/01/2036 (c)	535,000
130,000	Decatur Hospital Authority, 7.750%, 09/01/2009	141,873
70,000	Harrisburg PA Rescue & Recovery Revenue Notes, 3.090%, 11/01/2022	69,346
60,000	Heart of Texas Education Finance Corp., 5.000%, 02/15/2013	59,959
90,000	Indiana Development Finance Authority, 5.500%, 01/01/2033	96,106
140,000	Indianapolis IN Refunding Bonds, 3.000%, 10/15/2005	139,903
35,000	Los Banos California Redevelopment Agency, 7.500%, 09/01/2029	35,779
121,492	Louisiana Tobacco Settlement Financing Corp., 6.360%, 05/15/2025	123,483
100,000	New Jersey Economic Development Authority, 3.250%, 09/15/2006	99,373
505,000	North Carolina Eastern Municipal Power Agency, 7.050%, 01/01/2007	521,180
155,000	Rhode Island Tobacco Settlement Financing Corp., 5.920%, 06/01/2012	154,093
240,000	San Jose California Financing Authority, 3.180%, 03/01/2029 (c)	240,000
113,956	South Dakota Educational Enhancement Funding Corp., 6.720%, 06/01/2025	113,337
	Total municipal bonds (cost $2,632,297)	2,686,598
U.S. GOVERNMENT AGENCY ISSUES (2.9%)
275,000	Federal Home Loan Mortgage Corp., 2.850%, 01/05/2007	271,297
275,000	Fedreal National Mortgage Assn., 2.750%, 08/11/2006 (d)	271,993
215,000	Federal National Mortgage Assn., 3.000%, 12/15/2006	212,637
	Total U.S. government agency issues (cost $765,000)	755,927
U.S. TREASURY OBLIGATIONS (6.7%)
76,418	1.625%, 01/15/2015 (d)	76,165
200,059	2.000%, 01/15/2014 (d)	206,131
370,000	4.125%, 05/15/2015 (d)	375,521
920,000	5.375%, 02/15/2031 (d)	1,085,888
	Total U.S. treasury obligations (cost $1,723,846)	1,743,705
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (14.7%)
100,000	AIG Sunamerica Global Finance XXV Note, 3.470%, 09/12/2005	99,912
3,301,000	Bank of New York Institutional Cash Reserve Fund	3,301,589
100,000	Granite Master Issuer PLC, 3.300%, 07/20/2005	100,000
Pooled Investments -
291,352	Bank of New York, collateralized by various United States Government and Agency Issues,
	1.500% to 12.500%, 07/07/2005 to 08/15/2044	291,352
	Total investments purchased with cash proceeds from securities lending (cost $3,792,853)	3,792,853

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005

Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE
SHORT TERM INVESTMENTS (9.1%)
$1,174,000	AIM Liquid Asset Portfolio	$1,174,000
1,174,000	Nations Treasury Reserve	1,174,000
	Total short term investments (cost $2,348,000)	2,348,000
	Total investments (cost $28,672,246) (112.9%)	29,179,819
	Other liabilities in excess of assets (12.9%)	(3,323,997)
	Total net assets (100.0%)	$25,855,822

________
(a)	Restricted under Rule 144A of the Securities Act of 1933.
(b)	Foreign Security or a U.S. security of a foreign company.
(c)	Variable-Coupon Rate — The rate reported is the rate in effect as of June 30, 2005.
(d)	Securities (partial/entire) out on loan.
(e)	STEP — Bonds where the coupon increases or steps up at a predetermined rate.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Portfolio Managers' Review (unaudited)	June 30, 2005

Government Securities Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Government Securities Portfolio returned 2.20% for the six months ended June 30, 2005. The Portfolio’s benchmarks, the Lehman Brothers Government Index and the Lehman Brothers Mortgage-Backed Securities Index, returned 2.93% and 2.15%, respectively, for the same period.

What caused the variance in performance between the Portfolio and its benchmark?

The Portfolio trailed the Lehman Brothers Government Index due to its lower allocation to long-term US Treasury bonds. Longer-term interest rates have fallen despite the Federal Reserve’s increases to short-term rates. In addition the Portfolio had greater exposure to higher coupon Mortgage-backed Securities, which lagged lower coupons in price appreciation.
The Portfolio’s allocation to Commercial Mortgage-backed Securities and Asset-backed Securities mitigated the under-performance of the Lehman Brothers Government Index and helped the Portfolio out-perform the Lehman Brother Mortgage-Backed Securities Index. These sectors have performed well over the first half of the year, and we expect that to continue.

Which Portfolio holdings enhanced the Portfolio’s performance?

The Portfolio’s performance was enhanced by an Asset-backed Security issued by Atlantic City Electric Transition Funding LLC, 30-year US Treasury bonds and a Commercial Mortgage-backed Security with a 5% coupon rate.

Which holdings detracted from the Portfolio’s performance?

Mortgage-backed Securities with higher coupon rates detracted from performance for the first half of the year. Specifically, those holdings with coupon rates above 5.5% hurt the Portfolio’s performance. As interest rates fell during the first six months, these positions lagged with respect to price appreciation.

What is your outlook for the next fiscal year?

The Federal Reserve has indicated it will continue raising short-term interest rates. Toward the second half of the next fiscal year, we anticipate investors becoming concerned over non-US Treasury bonds, which are trading at historically low risk premiums, as measured by the spread between corporate yields and US Treasury yields. As such, investors may reallocate funds from non-US Treasury bonds to US Treasury bonds. This move would result in greater yield spreads and under-performance of the non-US Treasury sectors.

Michael J. Dunlop	Willie Brown
Senior Vice President	Structured Securities Analyst
40|86 Advisors, Inc.	40|86 Advisors, Inc.

Asset Allocation as a Percent of Total Investments (excluding Securities Lending)

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2006. If the expense reimbursement were not in place, the portfolio’s return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares. The Lehman Brothers Government Index is an unmanaged index considered to be representative of bonds issued by the U.S. government or its agencies. The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLCM, including GHMA Graduated Payment Mortgages. Investors cannot actually invest in an index.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005

Government Securities Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITIES (6.5%)
$75,000	Atlantic City Electric Transition Funding LLC, Series #2002-1 A4, 5.550%, 10/20/2023	$82,151
8,749	Centex Home Equity, Series #2001-A A4, 6.470%, 07/25/2029	8,801
5,000	Citibank Credit Card Issuance Trust, Series #2003-C4 C4, 5.000%, 06/10/2015	5,096
91,839	Countrywide Asset-Backed Certificates, Series #200 -S1 A5, 5.960%, 11/25/2016 (b)	91,687
70,000	MBNA Credit Card Master Note Trust, Series #2002-C1 C1, 6.800%, 07/15/2014	78,171
276,550	The Money Store Home Equity Trust, Series #1998-B AF9, 6.335%, 08/15/2039	280,211
7,072	Residential Asset Mortgage Products, Inc., Series #2002-RZ3 A4, 4.730%, 12/25/2031	7,060
141,725	Residential Asset Securities Corp., Series #1999-KS2 AI9, 7.150%, 07/25/2030	142,314
194,827	Residential Asset Securities Corp., Series #2000-KS3 AI6, 7.810%, 07/25/2031	197,899
	Total asset backed securities (cost $902,752)	893,390
CORPORATE BONDS (0.7%)
Insurance (0.7%)
95,000	MGIC Investment Corp., 6.000%, 03/15/2007	97,885
	Total corporate bonds (cost $94,998)	97,885
MORTGAGE BACKED SECURITIES (19.8%)
20,812	Bear Stearns Commercial Mortgage Securities, Series #1999-C A1, 5.910%, 02/14/2031	21,326
57,335	Commercial Mortgage Asset Trust, Series #1999-C1 A1, 6.250%, 01/17/2032	57,642
53,726	DLJ Commercial Mortgage Corp., Series #1999-CG3, 7.120%, 10/10/2032	55,983
623,074	Federal Home Loan Mortgage Corp., Pool #2407 BJ, 6.500%, 01/15/2032	651,530
24,012	Federal Home Loan Mortgage Corp. Gold, Pool #C01131, 6.500%, 01/01/2031	24,932
25,794	Federal Home Loan Mortgage Corp. Gold, Pool #C01148, 6.500%, 02/01/2031	26,782
78,230	Federal Home Loan Mortgage Corp. Gold, Pool #C01184, 6.500%, 06/01/2031	81,179
75,893	Federal Home Loan Mortgage Corp. Gold, Pool #C01186, 6.000%, 06/01/2031	77,972
34,842	Federal Home Loan Mortgage Corp. Gold, Pool #C28063, 6.500%, 07/01/2029	36,201
14,571	Federal Home Loan Mortgage Corp. Gold, Pool #C29168, 6.500%, 07/01/2029	15,139
5,854	Federal Home Loan Mortgage Corp. Gold, Pool #D66012, 7.000%, 11/01/2025	6,187
4,578	Federal Home Loan Mortgage Corp. Gold, Pool #E00441, 7.500%, 07/01/2011	4,840
249,465	Federal Home Loan Mortgage Corp. Gold, Pool #G01805, 4.500%, 04/01/2035	243,951
100,000	Federal National Mortgage Assn., Pool #2001-80 PE, 6.000%, 07/25/2029	103,922
456,222	Federal National Mortgage Assn., Pool #2004-91 AH, 4.500%, 05/25/2029	455,447
198,686	Federal National Mortgage Assn., Pool #253845, 6.000%, 06/01/2016	205,556
32,112	Federal National Mortgage Assn., Pool #254091, 6.000%, 12/01/2031	32,973
5,094	Federal National Mortgage Assn., Pool #303780, 7.000%, 03/01/2026	5,393
28,727	Federal National Mortgage Assn., Pool #320582, 6.500%, 01/01/2011	29,917
68,015	Federal National Mortgage Assn., Pool #336290, 6.500%, 04/01/2011	70,828
32,181	Federal National Mortgage Assn., Pool #535837, 6.000%, 04/01/2031	33,044
118,130	Federal National Mortgage Assn., Pool #545449, 6.500%, 02/01/2017	123,058
7,225	Federal National Mortgage Assn., Pool #609583, 6.000%, 11/01/2031	7,418
204,364	Federal National Mortgage Assn., Pool #645649, 6.000%, 06/01/2017	211,437
29,317	Federal National Mortgage Assn. Grantor Trust, Series #1999-T2 A1, 7.500%, 01/19/2039	31,352
75,000	First Union National Bank Commercial Mortgage, Series #1999-C4 A2, 7.390%, 12/15/2031	83,759
10,372	GMAC Commercial Mortgage Securities, Inc., Series #1999-C2 A1, 6.570%, 09/15/2033	10,432
3,686	Government National Mortgage Assn., Pool #119896, 13.000%, 11/15/2014	4,210
28,182	Government National Mortgage Assn., Pool #408675, 7.500%, 01/15/2026	30,281
	Total mortgage backed securities (cost $2,723,683)	2,742,691

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005

Government Securities Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE
MUNICIPAL BONDS (1.5%)
$ 100,000	Alaska Industrial Development & Export Auth., 6.625%, 05/01/2006	$101,537
105,000	Tobacco Settlement Financing Corp., 5.920%, 06/01/2012	104,386
	Total municipal bonds (cost $204,630)	205,923
U.S. GOVERNMENT AGENCY ISSUES (16.0%)
400,000	Federal Home Loan Mortgage Corp., 6.250%, 03/05/2012	414,506
750,000	Federal Home Loan Mortgage Corp. Gold TBA, 5.000%, 07/15/2035	750,234
1,000,000	Federal National Mortgage Assn., 5.250%, 08/01/2012	1,055,606
	Total U.S. government agency issues (cost $2,187,800)	2,220,346
U.S. TREASURY OBLIGATIONS (49.3%)
700,000	2.375%, 08/31/2006 (a)	690,704
1,500,000	3.875%, 05/15/2009	1,509,141
650,000	4.000%, 02/15/2014 (a)	654,114
250,000	5.375%, 02/15/2031 (a)	295,078
500,000	5.500%, 02/15/2008 (a)	523,301
2,000,000	11.250%, 02/15/2015 (a)	3,157,736
	Total U.S. treasury obligations (cost $6,648,816)	6,830,074
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (22.1%)
2,996,000	Bank of New York Institutional Cash Reserve Fund	2,996,535
Pooled Investments -
67,974	Bank of New York, collateralized by various United States Government and Agency Issues,
	3.250% to 7.500%, 11/15/2005 to 08/15/2044	67,974
	Total investments purchased with cash proceeds from securities lending (cost $3,064,509)	3,064,509
SHORT TERM INVESTMENTS (10.4%)
97,000	AIM Liquid Asset Portfolio	97,000
250,000	Federal Home Loan Mortgage Corp. Discount Note, 3.020%, 07/05/2005	249,916
350,000	Federal Home Loan Mortgage Corp. Discount Note, 3.440%, 12/09/2005	344,615
750,000	Federal National Mortgage Assn. Discount Note, 2.990%, 07/11/2005	749,377
	Total short term investments (cost $1,440,908)	1,440,908
	Total investments (cost $17,268,096) 126.3%	17,495,726
	Liabilities in excess of other assets (26.3)%	(3,714,572)
	Total net assets 100.0%	$13,781,154

_________
(a)	Securities (entire/partial) out on loan.
(b)	STEP — Bonds where the coupon increases or steps up at a predetermined rate.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Portfolio Manager’s Review (unaudited)	June 30, 2005

Money Market Portfolio

The Federal Reserve continued to raise short-term interest rates throughout the first half of 2005. Real Gross Domestic Product declined to 3.8% and inflation remained low, allowing yields on longer-term issues to remain low. The rise in short-term interest rates and stability in longer-term rates has produced a dramatic flattening of the yield curve (a graphic representation of the yields of fixed income maturities) in the first half of 2005. Money market yields, as measured by LIBOR (the rate offered by London banks to other banks for overnight deposits), rose throughout the first half of the year. Although the entire yield curve rose, the 1-month rate rose more than the 1-year rate, resulting in a curve flattened by 16 basis points (equivalent to 1/100th of 1%).

As rates rose, we maintained the weighted-average maturity of the Portfolio at well under one month. Approximately 96% of the Portfolio was invested in securities with maturities of less than 20 days. We invested significantly in Variable Rate Demand Notes (VRDNs), which have floating rate coupons that reset weekly. In a rising interest rate environment, coupons of VRDNs reset to higher rates weekly as rates increase. In addition, VRDNs are highly liquid and offer higher yields than 1-week Tier-1 Non-Asset-Backed securities.

The Federal Reserve has signaled its intention to continue raising short-term rates at a measured pace. We will maintain the short duration of the Portfolio and add yield by investing in VRDNs and cheap short-term corporate offerings. Once we believe interest rates have risen to levels more consistent with the current economic environment, we will start lengthening the Portfolio duration to take advantage of higher yields.

Michael J. Dunlop
Senior Vice President
40|86 Advisors, Inc.

Asset Allocation as a Percent of Total Investments

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005

Money Market Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (13.6%)
Non-Depository Credit Institutions (5.0%)
$1,000,000	Corporate Finance Managers, Inc., 3.170%, 07/07/2005 (a)(b)	$1,000,000
500,000	Westgate Investment Fund, 3.170%, 07/07/2005 (a)(b)	500,000
		1,500,000
Insurance (1.9%)
560,000	ASIF Global Financing XX, 2.650%, 01/17/2006, (c) Cost — $556,454; Acquired — 05/04/2005	556,454
Real Estate (1.6%)
490,000	Kuehn Enterprises LLC, 3.250%, 07/07/2005 (a)(b)	490,000
Diversified Financial Services (3.3%)
1,000,000	CIT Group Inc, 3.620%, 07/29/2005 (a)	1,000,280
Trusts, Except Educational, Religious, And Charitable (1.8%)
545,000	Cunat Capital Corp., 3.580%, 07/30/2005 (a)(b)	545,000
	Total corporate bonds (cost $4,091,734)	4,091,734
MUNICIPAL BONDS (54.0%)
100,000	ABAG Financial Authorities for Nonprofit Corps, 3.400%, 07/07/2005 (a)(b) (CS: Federal National Mortgage Assn.)	100,000
1,000,000	Arlington County Virginia Industrial Development Authority, 3.140%, 07/07/2005 (a)(b) (LOC: Bank of America)	1,000,000
1,300,000	California Housing Finance Agency, 3.140%, 07/07/2005 (a)(b)	1,300,000
100,000	Colorado Housing & Finance Authority, 3.120%, 07/07/2005 (a)(b) (CS: Federal National Mortgage Assn.)	100,000
1,000,000	Colorado Housing & Finance Authority, 3.140%, 07/07/2005 (a)(b) (SPA: Dexia Credit Local)	1,000,000
1,000,000	Florida Housing & Finance Authority, 3.200%, 07/07/2005 (a)(b)	1,000,000
1,000,000	Fulton County Georgia Development Authority, 3.250%, 07/07/2005 (a)(b) (LOC: Regions Bank)	1,000,000
1,000,000	Los Angeles County California Transport Authority, 1.910%, 07/01/2005 (CS: Ambac Financial Group)	1,000,000
900,000	Louisiana Public Facilities Authority, 3.700%, 07/07/2005 (a)(b)	900,000
580,000	Michigan State Housing Development Authority, 3.080%, 07/07/2005 (a)(b) (CS: MBIA, Inc.)	580,000
1,000,000	North Texas Education Authority, 3.200%, 07/07/2005 (a)(b) (CS:Ambac Financial Group)	1,000,000
1,395,000	Philadelphia Authority For Industrial Development, 3.200%, 07/07/2005 (a)(b)	1,395,000
700,000	Portland Maine Pension, 3.200%, 07/07/2005 (a)(b) (SPA: Bayerische Landesbank)	700,000
600,000	Sacramento County California Pension, 3.130%, 07/07/2005 (a)(b) (LOC: Bayerische Landesbank)	600,000
805,000	St. Francis Healthcare Foundation Hawaii, 3.830%, 07/07/2005 (a)(b) (LOC: First Hawaiian Bank)	805,000
1,000,000	St. John’s County Florida Industrial Development Authority, 3.300%, 07/07/2005 (a)(b) (LOC: Allied Irish Bank PLC)	1,000,000
450,000	San Jose California Financing Authority, 3.180%, 07/07/2005 (a)(b)	450,000
885,000	University of Minnesota, 3.140%, 07/07/2005 (a)(b)	885,000
900,000	Utah Housing Finance Agency, 3.140%, 07/07/2005 (a)(b) (SPA: Bayerische Landesbank)	900,000
500,000	Westminster Colorado Economic Development Authority, 3.350%, 07/07/2005 (a)(b) (LOC: HSH Nordbank)	500,000
	Total municipal bonds (cost $16,215,000)	16,215,000

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Schedule of Investments (unaudited)	June 30, 2005

Money Market Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE
COMMERCIAL PAPER (26.7%)
Household Durables (6.7%)
$2,000,000	Fortune Brands, Inc., 3.400%, 07/01/2005	$2,000,000
Automobiles (3.3%)
1,000,000	BMW U.S. Capital, 3.350%, 07/01/2005	1,000,000
Oil & Gas (6.7%)
2,000,000	Total Capital SA, 3.370%, 07/01/2005	2,000,000
Banks (6.7%)
2,000,000	UBS Financial Services Inc., 3.390%, 07/01/2005	2,000,000
Communication Services (3.3%)
1,000,000	Verizon Global Funding Corp., 3.180%, 07/11/2005	999,117
	Total commercial paper (cost $7,999,117)	7,999,117
SHORT TERM INVESTMENTS (6.0%)
1,358,000	AIM Liquid Asset Portfolio	1,358,000
433,000	NationsTreasury Reserve	433,000
	Total short term investments (cost $1,791,000)	1,791,000
	Total investments (cost $30,096,851) (100.3%)	30,096,851
	Liabilities in excess of other assets (0.3%)	(87,801)
	Total net assets 100.00%	$30,009,050

________
(a)	Variable Coupon Rate — The rate reported is the rate in effect as of June 30, 2005.
(b)	Maturity date represents first available put date.
(c)	Restricted under Rule 144A of the Securities Act of 1933.
CS — Credit Support.
LOC — Letter of Credit.
SPA — Standby Purchase Agreement.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Financial Highlights

For a share outstanding during the six months ended June 30, 2005 (unaudited) and through the year or period ended December 31,

	EQUITY PORTFOLIO
	2005	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$24.53	$20.42	$14.92	$17.30	$19.43	$23.18
Income from investment operations:
Net investment income	0.05	0.08	0.06	0.06	0.07	0.00	(c)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	0.97	4.20	5.49	(2.38)	(2.07)	0.63
Total income (loss) from investment operations	1.02	4.28	5.55	(2.32)	(2.00)	0.63
Distributions:
Dividends from net investment income	—	(0.08)	(0.05)	(0.06)	(0.07)	(0.00	)(c)
Distributions of net realized gain	—	(0.09)	—	—	(0.06)	(4.38)
Total distributions	—	(0.17)	(0.05)	(0.06)	(0.13)	(4.38)
Net asset value per share, end of period	$25.55	$24.53	$20.42	$14.92	$17.30	$19.43
Total return (a)(b)(d)	4.16%	20.94%	37.17%	(13.42%)	(10.30%)	2.71%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$167,155	$168,901	$165,798	$148,881	$233,983	$309,201
Ratio of expenses to average net assets (b)(e):
Before expense reimbursement and recoveries	1.17%	1.13%	1.14%	1.15%	1.02%	0.81%
After expense reimbursement and recoveries	1.10%	1.10%	1.10%	1.10%	1.02%	0.78%
Ratio of net investment income
to average net assets (b)(e)	0.43%	0.38%	0.28%	0.32%	0.38%	(0.02%)
Portfolio turnover rate (d)	46%	89%	107%	102%	133%	431%

_________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2006.

(c)	Amount calculated is less than $0.005 per share.
(d)	Not annualized for periods of less than one full year.
(e)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Financial Highlights

For a share outstanding during the six months ended June 30, 2005 (unaudited) and through the year or period ended December 31,

	BALANCED PORTFOLIO
	2005	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$13.42	$12.35	$10.25	$12.16	$13.45	$14.65
Income from investment operations:
Net investment income	0.11	0.26	0.27	0.36	0.40	0.43
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	0.14	1.07	2.09	(1.91)	(1.29)	0.67
Total income (loss) from investment operations	0.25	1.33	2.36	(1.55)	(0.89)	1.10
Distributions:
Dividends from net investment income	(0.11)	(0.26)	(0.26)	(0.36)	(0.40)	(0.43)
Distributions of net realized gain	—	—	—	—	(0.00) (c )	(1.87)
Total distributions	(0.11)	(0.26)	(0.26)	(0.36)	(0.40)	(2.30)
Net asset value per share, end of period	$13.56	$13.42	$12.35	$10.25	$12.16	$13.45
Total return (a)(b)(d)	1.88%	10.84%	23.29%	(12.87%)	(6.60%)	7.29%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$45,323	$47,056	$48,282	$44,455	$71,635	$75,355
Ratio of expenses to average net assets (b)(e):
Before expense reimbursement and recoveries	1.18%	1.14%	1.15%	1.18%	1.04%	0.83%
After expense reimbursement and recoveries	1.10%	1.10%	1.10%	1.10%	1.04%	0.78%
Ratio of net investment income to average net assets (b)(e)	1.73%	2.03%	2.27%	3.11%	3.16%	2.77%
Portfolio turnover rate (d)	42%	97%	100%	180%	239%	334%

_________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2006.

(c)	Amount calculated is less than $0.005 per share.
(d)	Not annualized for period of less than one full year.
(e)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Financial Highlights

For a share outstanding during the six months ended June 30, 2005 (unaudited) and through the year or period ended December 31,

	HIGH YIELD PORTFOLIO
	2005	2004	2003	2002	2001	2000 (c)
Net asset value per share, beginning of period	$10.40	$10.53	$8.86	$9.28	$10.07	$10.00
Income from investment operations:
Net investment income	0.31	0.71	0.67	0.86	1.10	0.24
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(0.26)	0.37	1.68	(0.42)	(0.78)	0.07
Total income from investment operations	0.05	1.08	2.35	0.44	0.32	0.31
Distributions:
Dividends from net investment income	(0.32)	(0.70)	(0.68)	(0.86)	(1.11)	(0.24)
Distributions of net realized gain	—	(0.51)	—	—	—	—
Total distributions	(0.32)	(1.21)	(0.68)	(0.86)	(1.11)	(0.24)
Net asset value per share, end of period	$10.13	$10.40	$10.53	$8.86	$9.28	$10.07
Total return (a)(b)(d)	0.48%	10.69%	27.38%	5.47%	3.17%	3.20%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$8,817	$8,876	$10,941	$9,202	$7,091	$4,040
Ratio of expenses to average net assets (b)(e):
Before expense reimbursement	1.28%	1.24%	1.25%	1.47%	1.11%	0.90%
After expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.11%	0.90%
Ratio of net investment income (loss)
to average net assets (b)(e)	6.38%	6.53%	6.53%	8.95%	11.12%	3.31%
Portfolio turnover rate (d)	74%	177%	126%	258%	232%	1%

_________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2006.

(c)	For the period from June 13, 2000 (commencement of operations) through December 31, 2000.
(d)	Not annualized for periods of less than one full year.
(e)	Annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Financial Highlights

For a share outstanding during the six months ended June 30, 2005 (unaudited) and through the year or period ended December 31,

	FIXED INCOME PORTFOLIO
	2005	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$10.10	$10.08	$9.66	$9.88	$9.63	$9.39
Income from investment operations:
Net investment income	0.22	0.44	0.46	0.58	0.59	0.65
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(0.02)	0.02	0.42	(0.13)	0.25	0.24
Total income from investment operations	0.20	0.46	0.88	0.45	0.84	0.89
Distributions:
Dividends from net investment income	(0.22)	(0.44)	(0.46)	(0.58)	(0.59)	(0.65)
Distributions of net realized gain	—	—	—	(0.09)	—	—
Total distributions	(0.22)	(0.44)	(0.46)	(0.67)	(0.59)	(0.65)
Net asset value per share, end of period	$10.08	$10.10	$10.08	$9.66	$9.88	$9.63
Total return (a)(b)(c)	2.00%	4.74%	9.33%	4.68%	8.84%	9.87%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$25,856	$27,448	$35,068	$41,957	$60,649	$37,433
Ratio of expenses to average net assets (b)(d):
Before expense reimbursement and recoveries	1.03%	0.98%	1.00%	1.02%	0.91%	0.67%
After expense reimbursement and recoveries	0.95%	0.95%	0.95%	0.95%	0.91%	0.67%
Ratio of net investment income to average net assets (b)(d)	4.48%	4.40%	4.61%	5.86%	5.96%	6.87%
Portfolio turnover rate (c)	102%	226%	307%	371%	515%	281%

_________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2006.

(c)	Not annualized for periods of less than one full year.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Financial Highlights

For a share outstanding during the six months ended June 30, 2005 (unaudited) and through the year or period ended December 31,

	GOVERNMENT SECURITIES PORTFOLIO
	2005	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$11.59	$11.70	$12.04	$11.70	$11.54	$10.96
Income from investment operations:
Net investment income	0.21	0.40	0.42	0.47	0.54	0.66
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	0.04	(0.11)	(0.25)	0.60	0.16	0.58
Total income from investment operations	0.25	0.29	0.17	1.07	0.70	1.24
Distributions:
Dividends from net investment income	(0.21)	(0.40)	(0.42)	(0.47)	(0.54)	(0.66)
Distributions of net realized gain	—	—	(0.09)	(0.26)	—	—
Total distributions	(0.21)	(0.40)	(0.51)	(0.73)	(0.54)	(0.66)
Net asset value per share, end of period	$11.63	$11.59	$11.70	$12.04	$11.70	$11.54
Total return (a)(b)(c)	2.20%	2.48%	1.36%	9.33%	6.13%	11.71%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$13,781	$14,565	$22,791	$41,676	$31,267	$18,833
Ratio of expenses to average net assets (b)(d):
Before expense reimbursement and recoveries	0.99%	0.94%	1.04%	0.99%	0.91%	0.66%
After expense reimbursement and recoveries	0.95%	0.95%	0.95%	0.95%	0.91%	0.66%
Ratio of net investment income to average net assets (b)(d)	3.75%	3.29%	3.32%	3.78%	4.60%	5.89%
Portfolio turnover rate (c)	134%	250%	175%	174%	199%	69%

_________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2006.

(c)	Not annualized for periods of less than one full year.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Financial Highlights

For a share outstanding during the six months ended June 30, 2005 (unaudited) and through the year or period ended December 31,

	MONEY MARKET PORTFOLIO
	2005	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.01	0.01	0.01	0.01	0.04	0.06
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	0.00 (c)	0.00 (c)	—	(0.00) (c)	0.00 (c)	—
Total income from investment operations	0.01	0.01	0.01	0.01	0.04	0.06
Distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)
Distributions of net realized gain	—	—	—	(0.00) (c )	—	—
Total distributions	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)
Net asset value per share, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (a)(b)(d)	1.17%	0.93%	0.63%	1.24%	3.97%	6.08%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$30,009	$33,755	$41,965	$95,767	$129,530	$96,616
Ratio of expenses to average net assets (b)(e):
Before expense reimbursement and recoveries	0.80%	0.71%	0.76%	0.73%	0.72%	0.66%
After expense reimbursement and recoveries	0.45%	0.45%	0.45%	0.45%	0.43%	0.41%
Ratio of net investment income to average net assets (b)(e)	2.70%	1.16%	0.64%	1.23%	3.74%	5.98%

_________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2006.

(c)	Amount calculated is less than $0.005 per share.
(d)	Not annualized for periods of less than one year.
(e)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Notes to Financial Statements (unaudited)	June 30, 2005

1. GENERAL

40|86 Series Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), and was organized as a Massachusetts Trust effective November 15, 1982. The Trust is a “series” type of mutual fund which issues separate series of shares, each of which currently represents a separate portfolio of investments. The Trust consists of six series (“Portfolios”) each with its own investment objective and investment policies. The Portfolios are the Equity, Balanced, High Yield, Fixed Income, Government Securities and Money Market. Effective May 31, 2005, the Focus 20 Portfolio was terminated. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the Act) to fund the benefits under variable annuity and variable life contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS AND RELATED INVESTMENT INCOME

The investments in each Portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:

Portfolio	Cost	Value	% of Net Assets
Balanced Portfolio —
bonds	$805,631	$839,735	1.85%
High Yield Portfolio —
bonds	2,292,192	2,294,429	26.02%
Fixed Income Portfolio —
bonds	1,805,661	1,860,865	7.20%
Money Market Portfolio —
bonds	556,454	556,454	1.85%

These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933. In addition, 40|86 Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Conseco, Inc. (“Conseco”), which serves as investment adviser to the Portfolios, has determined that the securities are liquid securities through a procedure approved by the Board of Trustees of the Trust (the “Trustees”).

The Trustees determined that the Money Market Portfolio will value investments at amortized cost, which is conditioned on the Trust’s compliance with certain conditions contained in Rule 2a-7 of the Act. The Adviser continuously reviews this method of valuation and recommends changes to the Trustees, if necessary, to ensure that the Money Market Portfolio investments are valued at fair value (as determined by the Trustees in good faith).

In all Portfolios of the Trust, except for the Money Market Portfolio, securities that are traded on stock exchanges, excluding the NASDAQ national market system, are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price (“NOCP”). Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices obtained from a pricing service or brokers. Prices for fixed income securities may be obtained from an independent pricing source that uses information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Debt securities with maturities of sixty (60) days or less are valued at amortized cost that approximates value.

Under the direction of the Trustees, the Adviser may use a practice known as fair value pricing under certain circumstances. These may include, but are not limited to, securities and assets for which market quotations are not readily available, situations where events occur after an exchange closes are likely to affect the value of the security or the Adviser deems that the market price is not reflective of a security’s appropriate price. The Adviser may consider many factors when determining fair values, including but not limited to, the type of security, the financial statements of the issuer, the cost at date of purchase, the size of holdings and information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers with respect to the security. These general and specific factors listed do not provide all the criteria, which may be considered when using the fair value method. When using the fair value method, the Adviser will take into consideration all indications of value available to them in determining the “fair value” assigned to a particular security.

If an investment owned by a Portfolio experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Portfolio’s policy is to cease interest accruals from the time the investments are traded as “flat” in the market. The Portfolio evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

FEDERAL INCOME TAXES

Each Portfolio is treated as a separate taxable entity for federal income tax purposes and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Trust intends to distribute substantially all taxable income and net realized gains to shareholders annually, and otherwise comply with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary

40|86 Series Trust	Semi-Annual Report
Notes to Financial Statements (unaudited)	June 30, 2005

or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period the difference arises.

DIVIDENDS TO SHAREHOLDERS

Dividends are declared and reinvested from net investment income on a daily basis in the Money Market Portfolio, on a monthly basis in the Government Securities, Fixed Income and High Yield Portfolios, on a quarterly basis in the Balanced Portfolio and on an annual basis in the Equity Portfolio. Distributions of net short-term capital gains and losses are declared and reinvested on an annual basis as a component of net realized gains (losses).

Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may effect per-share allocation between net investment income and realized and unrealized gains (losses). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Portfolio or Portfolios to which such gains are attributable.

SECURITIES LENDING

The Portfolios have entered into a Securities Lending Agreement (the “Agreement”) with the Bank of New York. Under terms of the Agreement, the Portfolios may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral is invested in short-term securities or variable rate bonds and Certificates of Deposit that are included in the respective Portfolio’s Schedule of Investments.

At June 30, 2005, the Equity, Balanced, Fixed Income and Government Securities Portfolios had securities with a market value of $50,987,067, $12,014,065, $3,729,051 and $3,009,121, respectively, on loan (included within Investments in securities in the Statements of Assets and Liabilities) and had received $52,420,508, $12,358,240, $3,792,853 and $3,064,509, respectively, in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending income in the Statements of Operations. For the six months ended June 30, 2005, the securities lending income totaled $19,822, $7,707, $3,001 and $3,141, respectively.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Portfolios could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Adviser provides investment advice and, in general, supervises the Trust’s management and investment program, furnishes office space, prepares Portfolio reports for the Trust, monitors Portfolio compliance by the Trust in its investment activities and pays compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust.

Under the Investment Advisory Agreement, the Adviser receives an investment advisory fee based on the daily net asset value at an annual rate of 0.70 percent for the High Yield Portfolio, 0.65 percent for the Equity and Balanced Portfolios, and 0.50 percent for the Fixed Income, Government Securities, and Money Market Portfolios. The Adviser has voluntarily reduced its advisory fee to 0.25 percent of the average daily net assets of the Money Market Portfolio. The total fees incurred for such services were $890,100 for the six months ended June 30, 2005.

The Adviser has entered into Subadvisory Agreements for the management of the investments in the Equity Portfolio and the equity portion of the Balanced Portfolio. The Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser for the Equity Portfolio and the equity portion of the Balanced Portfolio is Chicago Equity Partners, LLC.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse the Portfolios through April 30, 2006 to the extent that the ratio of expenses to net assets on an annual basis exceed the following:

Portfolio
Equity	1.10%
Balanced	1.10%
High Yield	1.15%
Fixed Income	0.95%
Government Securities	0.95%
Money Market	0.45%

The Adviser may discontinue these contractual limits at any time after April 30, 2006. After this date the Adviser may elect to continue, modify or terminate the limitation on Portfolio operating expenses. Further, under the terms of this agreement, any Portfolio expenses waived or reimbursed may be recouped by the Adviser from the Portfolio to the extent actual operating expenses for a period are less than the expense limitation caps. The Adviser may only be entitled to recoup such amounts for a period of three years from the fiscal year that they were waived or reimbursed. Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

40|86 Series Trust	Semi-Annual Report
Notes to Financial Statements (unaudited)	June 30, 2005

	Year of Expiration
	December 31,
	2005	2006	2007
Equity	$ 98,019	$ 64,540	$ 42,025
Balanced	49,725	21,956	18,765
High Yield	22,304	8,570	8,536
Fixed Income	36,301	20,431	8,208
Government Securities	10,671	31,927	—
Money Market	335,352	237,653	103,777

ADMINISTRATIVE AGREEMENT

Conseco Services, LLC (the “Administrator”), a wholly-owned subsidiary of Conseco, supervises the preparation and filing of regulatory documents required for compliance by the Portfolios with applicable laws and regulations, supervises the maintenance of books and records of the Portfolios and provides other general and administrative services. Effective May 1, 2001, the Administrator receives an annual fee, for providing these services, equal to 0.15 percent for the first $200 million of average daily net assets of the Trust; 0.10 percent of the next $300 million of average daily net assets of the Trust; and 0.08 percent of the average daily net assets in excess of $500 million of the Trust. The total fees under this Agreement for the six months ended June 30, 2005 were $190,878. The Administrator has contractually agreed to waive its administration fee and/or reimburse the Portfolios through April 30, 2006 to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated above for the Investment Advisory Agreement. The Administrator may discontinue these contractual limits at any time after April 30, 2006.

DISTRIBUTION AGREEMENT

Conseco Equity Sales, Inc. (the “Distributor”), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for each Portfolio pursuant to a Principal Underwriting Agreement, approved by the Trustees. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Portfolio will be continuously offered to life insurance company separate accounts to fund the benefits under variable annuity and variable life contracts. The Distributor bears all the expenses of providing services pursuant to the Principal Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as, any advertising or sales literature.

The Trust adopted a Distribution and Service Plan pursuant to Rule 12b-1 (the “Plan”), dated May 1, 2001, for the Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. Pursuant to the Plan, a Portfolio may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of shares of the Portfolio and for account maintenance provided to shareholders. The Plan authorizes payments to the Distributor at 0.25 percent annually of each Portfolio’s average daily net assets. The Plan provides for periodic payments by the Distributor to financial intermediaries for providing shareholder services to accounts that hold shares and for promotional and other sales related costs. The total fees incurred by the Trust for such services for the six months ended June 30, 2005, were $322,462.

4. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and the aggregate proceeds from sales of investments for six months ended June 30, 2005 are shown below:

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO
Purchases:
U.S. Government	$—	$4,790,362	$—	$9,056,352	$6,933,724
Other	76,538,629	13,469,470	5,819,272	15,872,741	10,902,647
Sales:
U.S. Government	$—	$5,288,548	$—	$7,925,526	$5,809,061
Other	84,319,882	16,970,930	6,836,514	20,007,678	11,629,796

5. FEDERAL INCOME TAXES

The following information for the Portfolios is presented on an income tax basis as of December 31, 2004:

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO
Cost of investments (a)	$169,008,020	$47,570,642	$8,290,633	$28,018,993	$17,588,786
Gross unrealized appreciation	$38,412,742	$6,744,657	$465,693	$1,104,954	$235,880
Gross unrealized depreciation	(532,846)	(584,934)	(43,956)	(123,133)	(85,478)
Net unrealized appreciation on investments	$37,879,896	$6,159,723	$421,737	$981,821	$150,402

(a)   Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes by the amount of losses recognized for the financial reporting purposes in excess of federal income tax purposes.

40|86 Series Trust	Semi-Annual Report
Notes to Financial Statements (unaudited)	June 30, 2005

As of December 31, 2004, the components of accumulated earnings (deficit) on a tax basis were:

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO
Distributable ordinary income	$—	$—	$131,312	$—	$1,275	$9,296
Distributable long-term gains	15,930,340	—	323,316	—	—	—
Accumulated earnings	15,930,340	—	454,628	—	1,275	9,296
Accumulated capital and post-October losses	(28,393,992)	(13,845,300)	(530,199)	(869,533)	(216,567)	(9,296)
Unrealized appreciation	37,879,896	6,159,723	421,737	981,821	150,402	—
Total accumulated earnings (deficit)	$25,416,244	$(7,685,577)	$346,166	$112,288	$(64,890)	$—

The tax character of dividends paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO
Ordinary Income dividends
December 31, 2004	$546,828	$919,319	$888,049	$1,327,299	$630,280	$362,228
December 31, 2003	371,095	1,040,088	565,486	1,849,081	1,190,887	491,400
Long-term capital gain distributions
December 31, 2004	$590,150	$—	$140,663	$—	$—	$—
December 31, 2003	—	—	—	—	172,058	—

As of December 31, 2004, the following Portfolios have capital loss carryforwards available to offset capital gains in the future, if any:

	AMOUNT	EXPIRES
Balanced Portfolio	$1,887,956	2010
Balanced Portfolio	1,556,918	2011
Fixed Income Portfolio	435,737	2010
Government Securities Portfolio	200,502	2012
Money Market Portfolio	4,462	2010
Money Market Portfolio	80	2011
Money Market Portfolio	4,754	2012

As of the tax year end December 31, 2004, the following Portfolios had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	AMOUNT	EXPIRES
Equity Portfolio	$22,371,666	2009
Equity Portfolio	6,022,326	2010
Balanced Portfolio	2,444,046	2009
Balanced Portfolio	7,956,380	2010
High Yield Portfolio	71,041	2009
High Yield Portfolio	420,330	2010
High Yield Portfolio	38,828	2011
Fixed Income Portfolio	433,796	2010

Net realized gains or losses may differ from Federal income tax purposes primarily as a result of wash sales and post-October losses which may not be recognized for tax purposes until the first of the following fiscal year. Such amounts may be used to offset future capital gains.

The Government Securities Portfolio deferred $15,644 of post-October losses for the year ended December 31, 2004. The other Portfolios deferred no post-October losses.

40|86 Series Trust	Semi-Annual Report
Notes to Financial Statements (unaudited)	June 30, 2005

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contacts with its vendors and others that may provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

Expense Example
June 30, 2005 (unaudited)

As a shareholder of the 40|86 Series Trust (the “Trust”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/05 - 6/30/05).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Equity Portfolio	Beginning Account Value 01/01/05	Ending Account Value 06/30/05	Expenses Paid During Period 01/01/05 - 06/30/05(1)
Actual	$1,000.00	$1,041.60	$5.57
Hypothetical (5% return before expenses)	1,000.00	1,019.34	5.51

(1) Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Expense Example
June 30, 2005 (unaudited)

Balanced Portfolio	Beginning Account Value 01/01/05	Ending Account Value 06/30/05	Expenses Paid During Period 01/01/05 - 06/30/05(2)
Actual	$1,000.00	$1,018.00	$5.50
Hypothetical (5% return before expenses)	1,000.00	1,019.34	5.51

(2)	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

High Yield Portfolio	Beginning Account Value 01/01/05	Ending Account Value 06/30/05	Expenses Paid During Period 01/01/05 - 06/30/05(3)
Actual	$1,000.00	$1,004.80	$5.72
Hypothetical (5% returnbefore expenses)	1,000.00	1,019.09	5.76

(3)	Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Fixed Income Portfolio	Beginning Account Value 01/01/05	Ending Account Value 06/30/05	Expenses Paid During Period 01/01/05 - 06/30/05(4)
Actual	$1,000.00	$1,020.00	$4.76
Hypothetical (5% return before expenses)	1,000.00	1,020.08	4.76

(4)	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Government Securities Portfolio	Beginning Account Value 01/01/05	Ending Account Value 06/30/05	Expenses Paid During Period 01/01/05 - 06/30/05(5)
Actual	$1,000.00	$1,022.00	$4.76
Hypothetical (5% return before expenses)	1,000.00	1,020.08	4.76

(5)	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Money Market Portfolio	Beginning Account Value 01/01/05	Ending Account Value 06/30/05	Expenses Paid During Period 01/01/05 - 06/30/05(6)
Actual	$1,000.00	$1,011.70	$2.24
Hypothetical (5% return before expenses)	1,000.00	1,022.56	2.26

(6)	Expenses are equal to the Fund’s annualized expense ratio of 0.45% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Semi-Annual Report
Board of Trustees Approval of Investment Management Conract

Members of the Board of Trustees (the “Board” or “Trustees”) of 40|86 Series Trust (the “Trust”) were advised by, and met in executive session with, independent legal counsel to consider the Trust’s investment management contract with 40|86 Advisors, Inc. (the “Adviser”) for the Equity, Balanced, High Yield, Fixed Income, Government Securities and Money Market Portfolios (the “Portfolios”). Based upon the evaluation of the information provided, the Board, at a meeting held February 17, 2005, approved the continuation of the investment advisory contract of the Trust for a period through March 29, 2006.

The Board based its decision upon its most recent evaluation of the Adviser’s investment staff, portfolio process and performance. The Trustees considered the factors discussed below, among others. No single factor determined whether the Board approved the arrangement. Rather, it was the totality of the circumstances that drove the Trustees’ decision.

Nature and Quality of Services Provided by the Adviser and Sub-advisers

The Trustees noted that the Adviser, subject to the Board’s control, administers the Trust's business and other affairs. The Adviser (or the sub-adviser, as the case may be) manages the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with each Portfolio's investment objective and policies. The Adviser also provides the Trust with such office space, administrative and other services and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of Trustees who are affiliated persons of the Adviser and of the officers of the Trust.

The Trustees considered the scope and quality of services provided by the Adviser under the Investment Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The Trustees noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Trust's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the quality of the investment capabilities of the Adviser and the other resources it has dedicated to performing services for the Trust. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Trust's other service providers, were also considered.

The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Trust under the Investment Management Agreement.

Fund Performance

In addition to the information reviewed by the Trustees in connection with the meeting, the Trustees had received performance information for each Portfolio at each regular Board meeting during the year. At the meeting, the Trustees received oral presentations from the Adviser on the current and historical performance of each Portfolio. The Trustees noted that the current and historical performance for each Portfolio exceeded the peer group median in nearly every instance, except for the Focus 20 Portfolio. The Trustees noted that the Adviser had recommended the closure and liquidation of the Focus 20 Portfolio.

Based on their review and their discussion of each Portfolio's investment performance with the Adviser, the Trustees expressed confidence in the Adviser's ability to continue to manage the various portfolios of the Trust and concluded that the Fund's investment performance was acceptable. The Board informed the Adviser that they planned to closely monitor the Trust's continued investment performance.

Management Fee and Total Operating Expenses

The Trustees compared the management fee payable to the Adviser for each Portfolio, as well as the management fee payable after waivers, with the comparative management fee information for other funds. The Board recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that while the management fee for some comparative funds was lower than for the respective Portfolios, the management fee for each of the Portfolios was within the median and average for the presented peer group. The Trustees concluded that each Portfolio’s management fee was satisfactory.

The Board also compared the total operating expenses, after expense limitations, for each of the Portfolios with the total operating expenses charged by other funds of similar asset size, that serve as an underlying investment option for variable insurance products considering contractual or voluntary expense limitations. The Trustees recognized that the total operating expense information reflects upon the Adviser's overall provision of services, as the Adviser is responsible for coordinating services provided to the Trust by others. The Trustees noted that while the total operating expenses for some comparative funds was lower than the respective Portfolios, the total operating expense for each of the Portfolios was within the median and average for the presented peer group. The Trustees concluded that each Portfolio’s total operating expenses were satisfactory.

Profitability

The Board reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Trust to the Adviser for 2004. The Board reviewed the assumptions and methods of allocation used by the Adviser in preparing Portfolio-specific profitability data. It was noted that the Adviser believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that there is no generally accepted allocation methodology for information of this type.

40|86 Series Trust	Semi-Annual Report
Board of Trustees Approval of Investment Management Conract

The Trustees recognized that comparative profitability information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The Board also considered that the Distributor, a wholly-owned subsidiary of Conseco, Inc. (also, the Adviser’s parent company), receives 12b-1 fees from the Trust and receives compensation for distributing shares of the Portfolios.

The Board recognized that the Adviser is entitled to earn a reasonable level of profits for the services it provides to the Trust and, based upon their review, concluded that the Adviser's profitability from its relationship with the Trust was not excessive.

Economies of Scale

The Trustees determined, based upon their discussions and the materials provided to them by the Adviser, that the benefits derived by the Adviser through economies of scale relative to the Trust were not excessive.

After full consideration of the above factors, as well as, other factors, the Board concluded that the approval of the Trust’s agreement was in the best interest of the Trust and its shareholders.

40|86 Series Trust	Semi-Annual Report
May 9, 2005 Special Meeting of Shareholders

PROPOSAL ONE: LIQUIDATE FOCUS 20 PORTFOLIO

For the Focus 20 Portfolio, approve or disapprove a Plan of Liquidation to liquidate the assets of the Focus 20 Portfolio and distribute the liquidation proceeds to the Focus 20 Portfolio’s shareholders.

Focus 20 Portfolio	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	377,657.931	96.661%	96.661%
Withhold	3,544.371	0.907%	0.907%
Abstain	9,502.758	2.432%	2.432%
Total	390,705.060	100.000%	100.000%

PROPOSAL TWO: ELECT TRUSTEES
Elect six trustees to the Board of Trustees.

Diana H. Hamilton	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	49,009,076.574	98.774%	99.055%
Withhold	467,669.744	0.943%	0.945%
Total	49,476,746.318	99.717%	100.000%

R. Matthew Neff
Affirmative	48,967,631.056	98.691%	98.971%
Withhold	509,115.262	1.026%	1.029%
Total	49,476,746.318	99.717%	100.000%

David N. Walthall
Affirmative	48,925,487.089	98.606%	98.886%
Withhold	551,259.229	1.111%	1.114%
Total	49,476,746.318	99.717%	100.000%

Harold W. Hartley
Affirmative	48,770,797.251	98.294%	98.573%
Withhold	705,949.067	1.423%	1.427%
Total	49,476,746.318	99.717%	100.000%

R. Jan LeCroy
Affirmative	48,727,785.376	98.208%	98.486%
Withhold	748,960.942	1.509%	1.514%
Total	49,476,746.318	99.717%	100.000%

Gregory J. Hahn
Affirmative	49,010,164.926	98.777%	99.057%
Withhold	466,581.392	0.940%	0.943%
Total	49,476,746.318	99.717%	100.000%

40|86 Series Trust	Semi-Annual Report
May 9, 2005 Special Meeting of Shareholders

PROPOSAL THREE: AMEND DECLARATION OF TRUST

Amend the Trust’s Declaration of Trust to permit the Trustees to authorize the liquidation of one or more of the Portfolios without obtaining shareholder approval if shareholder approval is not otherwise required by applicable law.

Focus 20 Portfolio	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	318,909.406	81.624%	81.624%
Withhold	49,706.925	12.722%	12.722%
Abstain	22,088.729	5.654%	5.654%
Total	390,705.060	100.000%	100.000%

Equity Portfolio
Affirmative	4,791,516.015	71.143%	71.143%
Withhold	1,655,548.473	24.582%	24.582%
Abstain	287,951.242	4.275%	4.275%
Total	6,735,015.730	100.000%	100.000%

Balanced Portfolio
Affirmative	2,600,857.580	76.422%	78.203%
Withhold	515,592.592	15.149%	15.503%
Abstain	209,313.558	6.151%	6.294%
Total	3,325,763.730	97.722%	100.000%

High Yield Portfolio
Affirmative	618,736.980	81.687%	81.687%
Withhold	122,309.736	16.148%	16.148%
Abstain	16,398.414	2.165%	2.165%
Total	757,445.130	100.000%	100.000%

Fixed Income Portfolio
Affirmative	1,951,655.414	75.826%	75.826%
Withhold	405,901.702	15.770%	15.770%
Abstain	216,316.232	8.404%	8.404%
Total	2,573,873.348	100.000%	100.000%

Government Securities Portfolio
Affirmative	702,328.887	61.005%	61.005%
Withhold	336,535.480	29.232%	29.232%
Abstain	112,394.163	9.763%	9.763%
Total	1,151,258.530	100.000%	100.000%

Money Market Portfolio
Affirmative	26,570,971.318	76.782%	76.922%
Withhold	3,499,314.765	10.112%	10.131%
Abstain	4,472,398.707	12.924%	12.947%
Total	34,542,684.790	99.818%	100.000%

40|86 Series Trust	Semi-Annual Report
Board of Trustees and Officers (unaudited)
Name (Age) Address	Position Held With Trust	Principal Occupation(s) During Past 5 Years
David N. Walthall (59) 11815 N. Pennsylvania St. Carmel, IN 46032	Chairman of the Board Since March 2004 and Trustee Since December 1998
Principal, Walthall Asset Management. Director, Da-Lite Screen Company, Former President, Chief Executive Officer and Director of Lyrick Corporation. Formerly, President and CEO, Heritage Media Corporation. Formerly, Director, Eagle National Bank. Chairman of the Board and Trustee of one other mutual fund managed by the Adviser.

Audrey L. Kurzawa* (38) 11815 N. Pennsylvania St. Carmel, IN 46032	President and Trustee Since June 2005 and Formerly Treasurer Since October 2002	Certified Public Accountant. Controller, Adviser. President and Trustee of one other mutual fund managed by the Adviser.

Harold W. Hartley (81) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since July 1998	Chartered Financial Analyst. Director, Ennis, Inc. Retired, Executive Vice President, Tenneco Financial Services, Inc. Trustee of one other mutual fund managed by the Adviser.

Dr. R. Jan LeCroy (73) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since July 1998	Director, SWS Group, Inc. Retired, President, Dallas Citizens Council. Trustee of one other mutual fund managed by the Adviser.

Diana H. Hamilton (48) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm; Formerly, State of Indiana Director of Public Finance. Trustee of one other mutual fund managed by the Adviser.

R. Matthew Neff (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	Chairman and Co-Chief Executive Officer of Senex Financial Corp., a financial services company engaged in the healthcare finance field. Trustee of one other mutual fund managed by the Adviser.

William T. Devanney (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Vice President Since July 1998	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of one other mutual fund managed by the Adviser.

Daniel Murphy (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer Since June 2005	Senior Vice President and Treasurer, Conseco, Inc. Treasurer of one other mutual fund managed by the Adviser.

Jeffrey M. Stautz (47) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Legal Officer and Secretary Since May 2005	Vice President, General Counsel, Secretary and Chief Compliance Officer, Adviser. Chief Legal Officer and Secretary of one other mutual fund managed by the Adviser.

Sarah L. Bertrand (37) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Compliance Officer and Assistant Secretary Since December 2004	Assistant Vice President, Legal and Compliance, Adviser. Chief Compliance Officer and Assistant Secretary of one other mutual fund managed by the Adviser.

*
The Trustee so indicated is an ”interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates. Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by—laws or charter or statute.

All Trustees oversee the 7 portfolios that make up the total fund complex including 40|86 Strategic Income Fund (1) and 40|86 Series Trust (6).

40|86 Series Trust	Semi-Annual Report

INVESTMENT ADVISER	LEGAL COUNSEL
40|86 Advisors, Inc.	Kirkpatrick & Lockhart
Carmel, IN	Nicholson Graham LLP
Washington, D.C.
CUSTODIAN
The Bank of New York	INVESTMENT SUB-ADVISERS
New York, NY	Chicago Equity Partners, LLC
Chicago, IL
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Indianapolis, IN

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005
Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the Portfolio’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Portfolios file complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the Portfolio’s quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Portfolio’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

40|86 Series Trust is a registered investment company managed by
40|86 Advisors, Inc., a leading fixed-income investment advisor.

40|86 Series Trust
11815 North Pennsylvania Street
Carmel, Indiana 46032

Principal Underwriter:
Conseco Equity Sales, Inc.
11815 North Pennsylvania Street
Carmel, Indiana 46032

Item 2.	Code of Ethics.
Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.
Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.
Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6.	Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.
No material changes.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Any code of ethics or amendment thereto. Not applicable for semi-annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	40|86 Series Trust

By (Signature and Title)	/s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date	8/26/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date	8/26/05

By (Signature and Title)	/s/ Daniel J. Murphy
Daniel J. Murphy, Treasurer
(principal financial officer)

Date	8/29/05

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